SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary  Proxy  Statement        [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                               Foster Wheeler Ltd.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



-----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

-----------------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

-----------------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------------------
         5) Total fee paid:

-----------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials:

-----------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:

-----------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

-----------------------------------------------------------------------------

     3) Filing Party:

-----------------------------------------------------------------------------

     4) Date Filed:

-----------------------------------------------------------------------------

                               FOSTER WHEELER LTD.
                            PERRYVILLE CORPORATE PARK
                         CLINTON, NEW JERSEY 08809-4000



To Our Common and Preferred Shareholders:

         On November 29, 2004, we will hold two general meetings of our shareholders at our offices, located at Perryville Corporate Park, Clinton, New
Jersey:

         COMMON SHAREHOLDERS: At 3:00 p.m., we will hold a special general meeting of common shareholders.

         COMMON SHAREHOLDERS AND PREFERRED SHAREHOLDERS: At 3:30 p.m., we will hold a joint annual and special general meeting of all shareholders.

         The matters to be voted upon at each meeting are listed in the notices that follow this letter. These matters are described in more detail in the accompanying proxy statement. If you are a common shareholder, we urge you read the entire proxy statement. Part I provides general information about the meetings. Part II describes the proposal to be voted upon at the special general meeting of common shareholders. Part III describes the proposals to be voted upon at the joint annual and special general meeting of all shareholders. Part IV provides other information about our company. Preferred shareholders should read Parts I, III and IV of the proxy statement.

         If you are a common shareholder, the enclosed proxy card covers both meetings. If you are a preferred shareholder, the enclosed proxy card covers only the joint annual and special general meeting. In either case, we ask that you please be sure to DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD in the enclosed, postage-paid envelope as promptly as possible, or appoint a proxy to vote your shares by using the telephone or Internet, as described in the attached proxy statement, so that your shares may be represented at the relevant meeting or meetings and voted in accordance with your wishes.

         IMPORTANT NOTE TO HOLDERS OF BOTH COMMON AND PREFERRED SHARES: If you hold both common shares and preferred shares, you will receive two packages -- it is very important that you RETURN BOTH PROXY CARDS, to ensure that all of your shares are represented at the relevant meeting or meetings.

         If you attend either meeting, you may vote in person, even if you have previously submitted a proxy card.

                                    Sincerely,


                                    Raymond J. Milchovich
                                    Chairman, President and
                                    Chief Executive Officer

                               FOSTER WHEELER LTD.
                            PERRYVILLE CORPORATE PARK
                         CLINTON, NEW JERSEY 08809-4000

                         ------------------------------

            NOTICE OF SPECIAL GENERAL MEETING OF COMMON SHAREHOLDERS
                          TO BE HELD NOVEMBER 29, 2004

                         ------------------------------

         A special general meeting of common shareholders of Foster Wheeler Ltd. will be held at the offices of Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey, on November 29, 2004, at 3:00 p.m. to approve a consolidation of the Company's authorized common share capital at a ratio of 1-for-20, subject to the approval of (1) the common share consolidation and a related reduction in the par value of the Company's common shares, which is proposal 7 to be considered by the Company's shareholders at a joint annual and special general meeting that will follow the special general meeting of common shareholders, and (2) proposals 8 and 9 at that joint annual and special general meeting. The proposed resolution to be adopted by common shareholders to approve the common share consolidation is set forth in Annex A to the attached proxy statement.

         All registered holders of Foster Wheeler Ltd. common shares at the close of business on October 25, 2004, are entitled to notice of, and to vote at the special general meeting and any postponements or adjournments thereof. This proxy statement and the accompanying proxy card are being sent to common shareholders on or about ________, 2004.

         ADMISSION TO THE SPECIAL GENERAL MEETING OF COMMON SHAREHOLDERS WILL BE BY TICKET ONLY. IF YOU ARE A REGISTERED COMMON SHAREHOLDER PLANNING TO ATTEND, PLEASE CHECK THE APPROPRIATE BOX ON THE PROXY CARD OR, IF YOU APPOINT A PROXY BY INTERNET OR TELEPHONE, INDICATE YOUR PLANS TO ATTEND WHEN PROMPTED. In all cases, retain the bottom portion of the proxy card as your admission ticket to the meeting. If you are a shareholder whose common shares are held through an intermediary such as a bank or broker, follow the instructions in the proxy statement to obtain a ticket.

                                       By Order of the Board of Directors

                                       LISA FRIES GARDNER
                                       VICE PRESIDENT & SECRETARY

_________, 2004

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE PROMPTLY RETURN YOUR SIGNED PROXY IN THE ENCLOSED ENVELOPE OR DIRECT THE VOTING OF YOUR COMMON SHARES BY TELEPHONE OR INTERNET AS DESCRIBED ON YOUR PROXY CARD. IF YOU OWN BOTH COMMON SHARES AND PREFERRED SHARES, PLEASE SIGN AND RETURN BOTH OF YOUR SIGNED PROXY CARDS.

                               FOSTER WHEELER LTD.
                            PERRYVILLE CORPORATE PARK
                         CLINTON, NEW JERSEY 08809-4000

                         ------------------------------

       NOTICE OF JOINT ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 29, 2004

                         ------------------------------

         A joint annual and special general meeting of shareholders of Foster Wheeler Ltd. will be held at the offices of Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey, on November 29, 2004, at 3:30 p.m. for the following purposes:

     1.   To elect three directors, for terms expiring in 2007.

     2. To approve the recommendation of the Audit Committee to appoint PricewaterhouseCoopers LLP as Foster Wheeler Ltd.'s independent auditors for 2004, to make such appointment, and to authorize the board of directors, acting through its Audit Committee, to set the independent auditors' remuneration.

     3. To approve awards of restricted stock units and stock options to directors.

     4. To approve an amendment to the bye-laws, in the form set forth in Annex A to the attached proxy statement, replacing the director retirement age of 72 in bye-law 10(4) with a provision requiring the board of directors to establish a director retirement age.

     5. To approve an amendment to the bye-laws, in the form set forth in Annex A to the attached proxy statement, replacing the requirement in bye-law 10(5) that each director must own at least 100 common shares when elected and at least 1000 common shares by the third anniversary of the election with a provision requiring the board of directors to establish share ownership policy for non-employee directors.

     6. To approve an amendment to the bye-laws, in the form set forth in Annex A to the attached proxy statement, replacing the statement in bye-law 20 that director remuneration shall be determined, as the board of directors from time to time determines, by the Company in general meeting with a provision clarifying that director remuneration will be determined by the directors from time to time.

     7. To approve a consolidation of the Company's authorized common share capital at a ratio of 1-for-20 and a related reduction in the par value per common share from $.20 to $.01, subject to the approval of, and immediately following the effectiveness of, the capital alterations described in proposals 8 and 9. This proposal is also subject to the approval of the share consolidation at a special general meeting of the common shareholders to be held prior to the joint annual and special general meeting of shareholders. The proposed resolution to be adopted by shareholders for this purpose is set forth in Annex A to the attached proxy statement.

     8. To approve a reduction in the par value of the Company's authorized common and preferred share capital from US$1.00 to US$.01 per share, effective upon the approval of proposal 9. The proposed resolution to be adopted by shareholders for this purpose is set forth in Annex A to the attached proxy statement.

     9. To approve an increase in the authorized capital of the Company from US$1,615,000 to US$14,774,094.55 by the authorization of an additional 1,315,909,455 common shares, effective immediately after the effectiveness of proposal 8. The proposed resolution to be adopted by shareholders for this purpose is set forth in Annex A to the attached proxy statement.

     10. To address any other matters that properly come before the joint annual and special general meeting and any adjournments or postponements thereof.

         The Company's audited financial statements for the year ended December 31, 2003 will be presented at the joint annual and special general meeting.

         All registered holders of Foster Wheeler Ltd.'s common shares and series B convertible preferred shares at the close of business on October 25, 2004, are entitled to notice of, and to vote at the meeting and any postponements or adjournments of the meeting. This proxy statement and the accompanying proxy card are being sent to shareholders on or about ________, 2004.

         ADMISSION TO THE JOINT ANNUAL AND SPECIAL GENERAL MEETING WILL BE BY TICKET ONLY. IF YOU ARE A REGISTERED SHAREHOLDER PLANNING TO ATTEND, PLEASE CHECK THE APPROPRIATE BOX ON THE PROXY CARD OR, IF YOU APPOINT A PROXY BY INTERNET OR TELEPHONE, INDICATE YOUR PLANS TO ATTEND WHEN PROMPTED. In all cases, retain the bottom portion of the proxy card as your admission ticket to the meeting. If you are a shareholder whose shares are held through an intermediary such as a bank or broker, follow the instructions in the proxy statement to obtain a ticket.

                                        By Order of the Board of Directors



                                        LISA FRIES GARDNER
                                        VICE PRESIDENT & SECRETARY

_________, 2004

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE PROMPTLY RETURN YOUR SIGNED PROXY IN THE ENCLOSED ENVELOPE OR DIRECT THE VOTING OF YOUR SHARES BY TELEPHONE OR INTERNET AS DESCRIBED ON YOUR PROXY CARD. IF YOU OWN BOTH COMMON SHARES AND PREFERRED SHARES, PLEASE SIGN AND RETURN BOTH OF YOUR SIGNED PROXY CARDS.

                                TABLE OF CONTENTS

                                                                                    PAGE
  Part I - The Meetings...........................................................   8
     Time, Date and Place.........................................................   8
     Record Date..................................................................   8
     Voting.......................................................................   8
     Quorum.......................................................................   9
     Proxies......................................................................   9
     How You Can Vote.............................................................   9
        By Telephone..............................................................  10
        By Internet...............................................................  10
        By Mail...................................................................  10
     Revocation of Proxy..........................................................  10
     Validity.....................................................................  11
     Solicitation of Proxies......................................................  11
     Requisite Vote for the Proposal to be Considered at the
          Special Common Share Meeting............................................  11
     Requisite Vote for Each Proposal at the Annual Meeting.......................  11
     Background of the Proposal for the Special Common Share Meeting and
              Proposals 7, 8 and 9 for the Annual Meeting.........................  11
     Effects of Annual Meeting Proposals 7, 8 and 9 on Common Shares..............  12
Part II - The Special Common Share Meeting........................................  14
  Proposal - Common Share Consolidation ..........................................  14
       Principal Effects of the Common Share Consolidation .......................  15
       Effect on Issued Options, Warrants and Preferred Shares....................  15
       Procedure for Effecting Common Share Consolidation and
           Exchange of Share Certificates ........................................  16
       Certain Federal Income Tax Considerations..................................  16
       Board Recommendation  .....................................................  17
Part III - The Annual Meeting.....................................................  18
  Proposal 1 - Election of Directors..............................................  18
     Nominees for Election at this Annual Meeting.................................  18
     Similar Information on Continuing Directors..................................  19
  Proposal 2 - Independent Auditors: Appointment and Authorization of Audit
      Committee To Set Remuneration...............................................  21
  Proposal 3 - Awards of Restricted Stock Units And Stock Options For Directors...  22
  Proposal 4 - Amendment To The Bye-Laws Regarding Director Retirement Age........  23
  Proposal 5 - Amendment To The Bye-Laws Regarding Director Share Ownership.......  24
  Proposal 6 - Amendment To The Bye-Laws Regarding Director Remuneration..........  25
  Proposal 7 - Common Share Consolidation and Reduction in Par Value..............  26
     Principal Effects of the Reverse Share Split.................................  27
     Effect on Issued Options and Warrants........................................  27
     Procedure for Effecting Reverse Share Split
        and Exchange of Share Certificates........................................  28
     Certain Federal Income Tax Considerations ...................................  28
     Board Recommendation.........................................................  29
     Proposal 8 - Reduction in Par Value of Common Shares and Preferred Shares....  30

     Principal Effects of the Par Value Reduction.................................  30
     Procedure for Effecting the Par Value Reduction..............................  31
     Board Recommendation.........................................................  31
  Proposal 9 - Increase in the Number of Authorized Common Shares of the Company..  32
     Principal Effects of the Share Increase Amendment............................  32
     Procedure for Effecting the Share Increase Amendment.........................  33
     Board Recommendation.........................................................  33

Part IV - Other Matters...........................................................  34
     Ownership of Common Shares by Directors and Executive Officers...............  34
     Other Beneficial Owners .....................................................  35
     Section 16(a) Beneficial Ownership Reporting Compliance .....................  37
     Involvement in Certain Legal Proceedings ....................................  37
Executive Compensation ...........................................................  38
     Report of the Compensation Committee on Executive Compensation ..............  38
     Audit Committee Report ......................................................  41
     Audit Fees ..................................................................  42
     Policy on Audit Committee Pre-Approval of Audit and Permissible
         Non-Audit Services Performed by the Independent Auditors ................  43
     Committees of the Board .....................................................  43
     Director Nominations ........................................................  45
     Executive Sessions of the Non-Management Directors ..........................  46
     Communicating with Directors ................................................  46
     Compensation of Directors ...................................................  47
     Summary Compensation Table ..................................................  48
     Options Granted .............................................................  53
     Aggregate Options Exercises .................................................  53
     Long-Term Incentive Plans--Awards in Last Fiscal Year .......................  54
     Defined Benefit Plans .......................................................  54
     Employment Agreements .......................................................  55
     Change-in-Control Arrangements ..............................................  59
     Separation Agreements .......................................................  60
     Compensation Committee Interlocks and Insider Participation .................  60
Certain Relationships and Related Transactions ...................................  61
Performance Graph ................................................................  61
Proposals of Shareholders for the 2005 Annual Meeting ............................  63

Annex A: Text of Changes to the Bye-Laws and Proposed Shareholder Resolutions
       to be Adopted at the Special Common Share Meeting and the Annual Meeting
Annex B: Foster Wheeler Ltd. Audit Committee Charter

                               FOSTER WHEELER LTD.
                            PERRYVILLE CORPORATE PARK
                         CLINTON, NEW JERSEY 08809-4000

                       -----------------------------------

                                 PROXY STATEMENT

                       -----------------------------------

             For the Special General Meeting of Common Shareholders
                                       and
          The Joint Annual and Special General Meeting of Shareholders
                          to be held November 29, 2004

                       -----------------------------------


         This proxy statement is furnished to shareholders in connection with the solicitation of proxies on behalf of the board of directors of Foster Wheeler Ltd. (hereinafter the "Company" or "Foster Wheeler") to be voted at the Company's Special General Meeting of Common Shareholders (the "special common share meeting"), and Joint Annual and Special General Meeting of Shareholders (the "annual meeting," and together with the special common share meeting, the "meetings"), each to be held on November 29, 2004, and any adjournments or postponements thereof, at the times and place and for the purposes set forth in the accompanying Notice of Special General Meeting of Common Shareholders and Notice of Joint Annual and Special General Meeting of Shareholders. This proxy statement and the accompanying proxy are being sent to shareholders on or about __________, 2004. If you own both common and preferred shares, you will receive two packages, each containing a proxy statement and an accompanying proxy card -- please be sure to SIGN AND RETURN BOTH PROXY CARDS to ensure that your shares are represented at the relevant meeting or meetings.

         Shares represented by valid proxies will be voted in accordance with instructions contained therein or, in the absence of such instructions, in accordance with the recommendations of the board of directors. A proxy may be revoked by signing another proxy card with a later date and returning it to us prior to either of the meetings, by telephone or on the Internet prior to either of the meetings, or attending either of the meetings in person and casting a ballot.

         A copy of the Company's Annual Report on Form 10-K/A, including audited financial statements for the fiscal year ended December 26, 2003, filed on June 9, 2004, is enclosed with this proxy statement. In addition, the Annual Report on Form 10-K/A is also available on Foster Wheeler's web site at http://www.fwc.com.

         The board of directors has fixed the close of business on October 25, 2004, as the record date for determination of shareholders entitled to notice of and to vote at the meetings or adjournments thereof. As of October 7, 2004, the issued voting shares of the Company consisted of 129,051,625.817 common shares, US$1.00 par value (the "common shares"), and 599,850.152 Series B Convertible Preferred Shares, US$1.00 par value (the "preferred shares").

         Admission to the meetings will be by ticket only. For registered shareholders, the bottom portion of the enclosed proxy card is your meeting ticket. Beneficial owners with shares held through an intermediary, such as a bank or broker, should request tickets by writing to the Office of the Secretary, Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey, 08809-4000, and include proof of ownership, such as a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding your shares, confirming beneficial ownership.

                                     PART I
                                  THE MEETINGS

TIME, DATE AND PLACE

         The special common share meeting will be held at 3:00 p.m. on Monday, November 29, 2004, at the offices of the Company located at Perryville Corporate Park, Clinton, New Jersey.

         The annual meeting will be held at 3:30 p.m. on Monday, November 29, 2004, at the offices of the Company located at Perryville Corporate Park, Clinton, New Jersey.

RECORD DATE

         Only registered shareholders at the close of business on October 25, 2004, as shown in Foster Wheeler's register of members, will be entitled to vote, or to grant proxies to vote, at the meetings.

VOTING

         SPECIAL COMMON SHARE MEETING

         Each issued common share is entitled to one vote at the special common share meeting. The preferred shares will not be entitled to vote at the special common share meeting.

         ANNUAL MEETING

         Each issued common share is entitled to one vote at the annual meeting. Each issued preferred share is entitled to 1300 votes at the annual meeting, which is the number of common shares that would be issuable upon a conversion of one preferred share in accordance with the applicable conversion ratio as of the record date. In general, holders of preferred shares vote with the holders of common shares as a single class on all matters brought before the Company's shareholders. However, this is not always the case. See "--Requisite Vote for Each Proposal at the Annual Meeting" on page ___.

         When and if the preferred shares become convertible, they will cease to vote unless required by Bermuda law, except that the preferred shares will vote, as a separate class, on:

          o any amendment, alteration or repeal of the Company's memorandum of association

          o    any amendment, alteration or repeal of the Company's bye-laws,

          o any amendment, alteration or repeal of the certificate of designation relating to the preferred shares (or the board of directors' resolution adopting the related certificate of designation), and

          o any change in the terms of the preferred shares (whether effected by merger, amalgamation or otherwise),

in each case that would affect the powers, preferences or rights of the preferred shares. Votes on these matters will require the approval of holders of at least three-fourths of the issued preferred shares consenting or voting as a separate class. The preferred shares become convertible into common shares upon shareholder approval of proposal 8, the par value reduction, and proposal 9, the increase in authorized common shares. The preferred shares will vote on all of proposals 1 through 9 (the "proposals") at the annual meeting.

         GENERAL

         Pursuant to the Securities and Exchange Commission Rules, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to vote "for," "against" or "abstain" on a proposal, or to withhold authority to vote for one or more of the nominees for director.

QUORUM

         SPECIAL COMMON SHARE MEETING

         The Company's bye-laws require the presence of a quorum for the special common share meeting. The presence at the special common share meeting, in person or by proxy, of persons holding or representing at least one-third of the issued common shares will constitute a quorum. The approval requirement for the proposal to be considered at the special common share meeting is, however, three-fourths of the issued common shares. Abstentions will be counted as present for purposes of determining the presence or absence of a quorum at the special common share meeting.

         ANNUAL MEETING

         The Company's bye-laws require the presence of a quorum for the annual meeting. The presence at the annual meeting, in person or by proxy, of shareholders holding in excess of 50% of the total issued voting common shares and preferred shares will constitute a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining the presence or absence of a quorum at the annual meeting.

PROXIES

         A proxy card covering both meetings is being sent to each Foster Wheeler common shareholder who held shares as of the record date. A proxy card covering the annual meeting is being sent to each preferred shareholder who held shares as of the record date. If you properly received a proxy card, you may grant a proxy to vote on the proposals presented in one of three ways which are explained in the next section entitled "How You Can Vote". If you hold shares through someone else, such as a stock broker, in the name of a bank, or other nominee, you will receive voting instructions from that firm. Check the voting form provided to you by such person to see if they offer Internet or telephone voting.

         If you have timely submitted your properly executed proxy card(s) or appointed a proxy to vote your shares by telephone or by Internet and clearly indicated your votes, your shares will be voted as indicated. If you have timely submitted your properly executed proxy card(s) and have not clearly indicated your vote on any of the proposals, your shares will be voted "FOR" such proposals.

         If any other matters are properly presented at the annual meeting for consideration, the persons named in the proxy will have the discretion to vote on these matters in accordance with their best judgment.

HOW YOU CAN VOTE

         You may vote by proxy or in person at the meetings. If your shares are held in your name, you can vote by proxy in three convenient ways:

         BY TELEPHONE:

                  By telephone by CALLING TOLL-FREE 1-800-435-6710. This is available 24 hours a day, seven days a week. You will need to provide the 11-digit control number contained on your proxy card. Easy-to-follow voice prompts allow you to direct the vote of your shares and confirm that your instructions have been properly recorded. In order for your shares to be represented at the meetings, your telephone proxy must be received by 11:59 p.m. Eastern Time the business day prior to the meetings. You can also consent to view future proxy statements and annual reports on the Internet instead of receiving them in the mail. If you use this telephone service, you do NOT need to return your proxy card. If you plan to attend one or both of the meetings, please retain the bottom portion of the proxy card as your admission ticket(s) and please respond to the question asking whether you plan to attend the meetings.

         BY INTERNET:

                  By Internet at http://www.eproxy.com/fwc. This is available 24 hours a day, seven days a week. You will need to provide the 11-digit control number contained on your proxy card. In order for your shares to be represented at the meetings, your vote must be received by 11:59 p.m. Eastern Time the business day prior to the meetings. You will be given the opportunity to confirm that your instructions have been properly recorded, and you can consent to view future proxy statements and annual reports on the Internet instead of receiving them in the mail. If you use this Internet service, you do NOT need to return your proxy card. If you plan to attend the meetings, please retain the bottom portion of the proxy card as your admission tickets and please respond to the question asking whether you plan to attend the meetings.

         BY MAIL:

                  If you choose to return your executed proxy by mail, mark your proxy card, date and sign it, and return it in the enclosed postage-paid envelope. If you misplaced your business reply envelope, you should mail your proxy card to Mellon Investor Services LLC, Proxy Processing, P.O. Box 3510, South Hackensack, New Jersey 07606-9210. If you plan to attend one or both of the meetings, please retain the bottom portion of the proxy card(s) as your admission ticket(s). If you own both common and preferred shares, please be sure to SIGN AND RETURN BOTH PROXY CARDS to ensure that your shares are represented at the relevant meeting or meetings.

         If you hold your Foster Wheeler shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when directing the voting of your shares.

REVOCATION OF PROXY

         With respect to each meeting, if you appoint a proxy, you may revoke that proxy at any time before it is voted at such meeting. You may do this by
(a) signing another proxy card with a later date and returning it to Mellon Investor Services LLC prior to such meeting, (b) by telephone or on the Internet prior to such meeting, or (c) attending such meeting in person and casting a ballot. If you hold your Foster Wheeler shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee in revoking any previously granted proxy.

VALIDITY

         The inspectors of election will determine all questions as to the validity, form, eligibility, including time of receipt, and acceptance of proxies. Their determination will be final and binding. The board of directors has the right to waive any irregularities or conditions as to the manner of voting. The Company may accept your proxy by any form of written or electronic communication so long as it is reasonably assured that the communication is authorized by you.

SOLICITATION OF PROXIES

         The expense of preparing, printing and mailing this proxy statement and the accompanying material will be borne by the Company. Solicitation of individual shareholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by officers and regular employees of the Company who will receive no additional compensation for such activities. In addition, the Company has retained Georgeson Shareholder Communications Inc. to solicit proxies from brokers and nominees at a cost of US$8,500 plus reimbursement for out-of-pocket expenses. The Company will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.

REQUISITE VOTE FOR THE PROPOSAL TO BE CONSIDERED AT THE SPECIAL COMMON SHARE MEETING

         Approval of the proposal to be considered at the special common share meeting requires the affirmative vote of three-fourths of the issued common shares. Abstentions will have the same effect as a vote against the proposal. For this proposal to be effected, it must also be approved at the annual meeting. See "Proposal 7" in the following section.

REQUISITE VOTE FOR EACH PROPOSAL AT THE ANNUAL MEETING

         PROPOSALS 1, 2, 3, 4, 5, 6, 8 AND 9. Approval of these proposals requires the affirmative vote of a majority of the votes cast at the annual meeting, assuming there is a quorum at the meeting. Abstentions and broker non-votes will have no effect on the outcome of these matters.

         PROPOSAL 7. Approval of annual meeting proposal 7 requires the affirmative vote of a majority of the votes cast at the annual meeting. Abstentions will have no effect on the outcome of this vote at the annual meeting. In addition, for this proposal to be effected, the proposal to be considered at the special common share meeting must also be approved. See "--Requisite Vote for the Proposal at the Special Common Share Meeting."

BACKGROUND OF THE PROPOSAL FOR THE SPECIAL COMMON SHARE MEETING AND PROPOSALS 7, 8 AND 9 FOR THE ANNUAL MEETING

         On September 24, 2004, the Company completed an equity-for-debt exchange offer in which it issued common shares, preferred shares, warrants to purchase common shares, or in some cases to purchase preferred shares, and new notes in exchange for certain of its outstanding debt securities and trust securities.

         In connection with this equity-for-debt exchange offer, the Company and certain holders of the debt securities and trust securities that were exchanged entered into a lockup agreement dated July 30, 2004 (the "lockup agreement"). Pursuant to the lockup agreement:

          o these securityholders agreed, among other things, to tender their securities in their respective exchange offer, and to consent to certain amendments to the terms of their securities that were required in order to complete the exchange offer, and

          o the Company agreed, among other things, to submit the matters covered by annual meeting proposals 7, 8 and 9 to shareholders for approval and the matter covered by the special common share meeting to the common shareholders for approval.

         Currently, the preferred shares vote on an "as converted" basis. This means they are entitled to one vote for every common share issuable upon conversion (regardless of whether they are actually convertible). If proposals 8 and 9 are approved, then the preferred shares will become convertible into common shares at the holder's option, and they will no longer carry any voting rights, except for the right to vote as a class on certain limited matters. If proposals 8 and 9 are not approved, then the preferred shares will not be convertible and will continue to carry voting rights.

         In addition, if proposals 8 and 9 are approved, the Class A warrants that were issued in the equity-for-debt exchange offer and the Class B warrants that were distributed to common shareholders in connection with the equity-for-debt exchange offer, which we call the "warrants," will become exercisable for common shares. If these proposals are not approved, the warrants will remain exercisable for preferred shares instead of common shares.

         Finally, if proposals 8 and 9 are approved, the employee and director stock options to acquire preferred shares, the grant of which was effective October 6, 2004, will become exercisable for common shares. See "Executive Compensation--Report of the Compensation Committee on Executive Compensation."

         Approval of proposals 8 and 9 is necessary for the Company to have enough authorized share capital to allow the preferred shares, including preferred shares issuable upon exercise of the warrants and the management stock options described above, to convert into or become exercisable for, as applicable, common shares.

EFFECTS OF ANNUAL MEETING PROPOSALS 7, 8 AND 9 ON COMMON SHARES

         Annual meeting proposal 7 proposes a consolidation of the Company's authorized common share capital at a ratio of 1-for-20, and a related reduction in the resulting $.20 par value per common share to $.01. This annual meeting proposal is referred to in this document as the "reverse share split." The share consolidation portion of this proposal is also being considered by common shareholders at the special common share meeting.

         Annual meeting proposal 8 proposes a reduction in par value of the Company's authorized common share and preferred share capital.

         Annual meeting proposal 9 proposes an increase in the Company's authorized capital and number of authorized common shares.

         The following table shows the effects of all of these proposals on the Company's common shares, assuming that the number of common shares issued as of October 7, 2004 remains issued on the effective date of these alterations to capital.

            EFFECT OF REVERSE SHARE SPLIT, REDUCTION IN PAR VALUE AND
                 INCREASE IN NUMBER OF COMMON SHARES AUTHORIZED

                                               BEFORE                AFTER
                                               ------                -----
Par Value per Common Share........             US$1.00                 US$.01

Common Shares Authorized..........         160,000,000          73,795,472.75

Common Shares Issued..............     129,051,625.817          6,452,581.291

Common Shares Available for

Future Issuance* .................      30,948,374.183         67,342,891.459

----------
    * Common shares in "After" column are reserved for future issuance upon exercise of options and warrants and conversion of preferred shares.

PART II

                        THE SPECIAL COMMON SHARE MEETING

                                    PROPOSAL

                           COMMON SHARE CONSOLIDATION

         The Company's board of directors (the "board of directors," or the "board") has approved and recommends that the common shareholders approve a consolidation of the Company's authorized common share capital at a ratio of 1-for-20. This alteration to capital is referred to as the "common share consolidation." The day on which the common share consolidation becomes effective is referred to as the "effective date." Upon completion of the common share consolidation, each shareholder of common shares will hold one common share for every 20 common shares held before the effective date. The conversion ratio for the preferred shares, and the terms of the Company's issued options and warrants to purchase common shares (some of which are exercisable for preferred shares prior to approval of proposals 8 and 9 at the annual meeting), will be adjusted accordingly.

         The common share consolidation will be effected only if (1) the common shareholders approve it at the special common share meeting and (2) shareholders at the annual meeting, which will follow the special common share meeting, approve proposals 7, 8 and 9 to be considered at the annual meeting. Proposal 7 proposes the reverse share split, in which the common share consolidation will be followed by a subsequent reduction in the par value of the authorized common shares from $.20 to $.01 per share. Proposals 8 and 9 relate to a reduction in the par value of the common share and preferred share capital from US$1.00 to US$.01 per share (which causes the authorized capital to be reduced from $161,500,000 to $1,615,000), and a subsequent increase in the Company's authorized capital from US$1,615,000 to US$14,774,094.55 by the authorization of an additional 1,315,909,455 common shares, respectively. Proposals 8 and 9 will be effected, if approved at the annual meeting, upon approval of proposal 9, resulting in a par value per common share of $.01. Immediately thereafter, if the common share consolidation is approved at the special common share meeting and the reverse share split is approved at the annual meeting, the reverse share split will be effected.

         The common share consolidation will cause each issued common share to be changed into one-twentieth of a common share, and will as a matter of Bermuda law cause the par value of each common share to increase from $.01 to $.20. Immediately thereafter, as part of the reverse share split:

          o the par value of the Company's common shares will be reduced from US$.20 per share to US$.01 per share, and

          o the Company's authorized share capital will be reduced from US$14,774,094.55 to US$752,954.7275.

         The purpose of the common share consolidation is to comply with the Company's obligations under the lockup agreement, which is described under "The Meetings--Background of the Proposal for the Special Common Share Meeting and Proposals 7, 8 and 9 for the Annual Meeting." If the common share consolidation is effected, the expected immediate effect in the market would be an increase in the trading price per share, although not necessarily on a proportional basis. There are no assurances, however, that the common share consolidation will have this effect.

         Even though a common share consolidation, by itself, does not affect a company's assets or prospects, common share consolidations can result in a decrease in the aggregate market value of a company's equity capital. The Company, however, believes that this risk is offset by the prospect that the common share consolidation may, by increasing the per share price, make an investment in the common shares more attractive for certain investors. A shareholder may hold less than 100 common shares after the common share consolidation, and as a consequence may incur greater costs associated with trading.

         The text of the shareholder resolution to effect the common share consolidation is included in Annex A.

PRINCIPAL EFFECTS OF THE COMMON SHARE CONSOLIDATION

         If the common share consolidation is effected, the number of common shares owned by each holder as of the effective date will immediately and automatically be reduced, so that each holder will own one common share for each 20 common shares held prior to the effective date. For other effects on the common shares resulting from the common share consolidation, together with the reductions in par value contemplated by annual meeting proposals 7 and 8 and the increase in the Company's authorized capital contemplated by annual meeting proposal 9, please see "The Meetings--Effects of Annual Meeting Proposals 7, 8 and 9 on Common Shares" on page __.

         The proposed common share consolidation will not affect any shareholder's proportionate equity interest in the Company or the proportionate rights, preferences, privileges or priorities of any shareholder.

         As a result of the common share consolidation and related reduction in par value of the common shares, the Company's financial statements will be adjusted to move the paid up amount of US$0.19 in respect of each issued common share from the Company's share capital to the Company's contributed surplus account.

         If approved, the common share consolidation will reduce (1) the number of issued and outstanding common shares from 129,051,625.817 to 6,452,581.291 and (2) the number of authorized common shares from 1,475,909,455 to 73,795,472.75. The outstanding common share numbers are based on the number of common shares issued as of October 7, 2004. It is possible that additional common shares will be issued prior to the completion of the common share consolidation.

EFFECT ON ISSUED OPTIONS, WARRANTS AND PREFERRED SHARES

         As of October 7, 2004, the Company had issued and outstanding employee and director stock options to purchase an aggregate of 8,147,137 common shares, with exercise prices per share ranging from US$1.17 to US$45.6875 per share, and employee and director stock options to purchase an aggregate of 43,516.76 preferred shares (equivalent to 56,571,788.482 common shares using the conversion ratio of 1300 common shares for each preferred share), with exercise prices per preferred share of US$609.57 (US$0.4689 per common share).

         The Company also issued Class A warrants in the exchange offer and Class B warrants in connection with the exchange offer, to purchase preferred shares equivalent upon conversion to an aggregate of approximately 198,679,045.352 common shares at an exercise price of US$0.4689 per common share. If proposals 8 and 9 at the annual meeting are approved, these warrants will be exercisable for common shares.

         Under the terms of the Company's issued options and warrants, when the common share consolidation becomes effective, the number of common shares underlying the options and warrants will be proportionately reduced and the exercise price per common share will be proportionately increased.

Specifically, the number of common shares underlying the options and warrants will be reduced to one-twentieth of the number currently underlying them, and the exercise price per common share will be increased by twenty times. Similarly, under the terms of the preferred shares, when the common share consolidation becomes effective, the number of common shares into which each preferred share is convertible will be proportionately reduced.

PROCEDURE FOR EFFECTING COMMON SHARE CONSOLIDATION AND EXCHANGE OF SHARE CERTIFICATES

         Upon the effectiveness of the common share consolidation, the number of common shares held by each shareholder will be appropriately adjusted in the Company's register of members. Shareholders will be notified on or after the effective date that the common share consolidation has been effected.

         As soon as practicable after the effective date, common shareholders will be provided the opportunity (but will not be obligated) to surrender their certificates representing pre-consolidation common shares to the exchange agent in exchange for certificates representing post-consolidation common shares. Shareholders will not receive certificates representing post-consolidation common shares unless and until the certificates representing their pre-consolidation common shares are surrendered and they provide such evidence of ownership of such shares as the Company or the exchange agent may require. The Company's transfer agent will act as the Company's exchange agent for shareholders in implementing the exchange of share certificates.

         Holders of common shares that hold their shares through a broker or other nominee do not need to do anything, since their broker or nominee will act for them in this matter.

         IMPORTANT: SHAREHOLDERS SHOULD NOT FORWARD THEIR CERTIFICATES TO THE EXCHANGE AGENT UNTIL THEY HAVE RECEIVED NOTICE FROM THE COMPANY THAT THE COMMON SHARE CONSOLIDATION HAS BECOME EFFECTIVE.

         Beginning on the effective date, each certificate representing pre-common share consolidation common shares will be deemed to evidence ownership of the appropriate number of post-common share consolidation common shares.

      No service charge will be payable by shareholders in connection with the exchange of common share certificates, all costs of which will be borne and paid by the Company.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

      A summary of certain United States federal income tax considerations relating to the common share consolidation is set forth below. The discussion is based on present United States federal income tax law. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the common share consolidation. Income tax consequences to particular shareholders may vary from the United States federal tax considerations described generally below, based upon their particular situations or based upon their status as holders that may be subject to special rules, such as financial institutions, insurance companies, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations, dealers or traders in securities or currencies, holders that actually or constructively own or will own 10 percent or more of the Company's voting stock and a non-U.S. holder that is a U.S. expatriate, "controlled foreign corporation," "passive foreign investment company," or "foreign personal holding company." SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE CONTEMPLATED COMMON SHARE CONSOLIDATION UNDER APPLICABLE UNITED STATES FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

      The common share consolidation will constitute a "recapitalization" to the Company and its shareholders to the extent that pre-common share consolidation common shares are consolidated into a reduced number of common shares. The Company believes that shareholders will not recognize gain or loss on such consolidation, that such a shareholder's basis in the reduced number of common shares will equal the shareholder's basis in its pre-common share consolidation common shares, and that the holding period of the post-common share consolidation common shares received will include the holding period of the pre-common share consolidation common shares.

BOARD RECOMMENDATION

         The board of directors believes that the common share consolidation is in the best interests of the Company.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE COMMON SHARE CONSOLIDATION CONTEMPLATED BY THIS PROPOSAL.

                                    PART III
                               THE ANNUAL MEETING

                            ANNUAL MEETING PROPOSAL 1

                              ELECTION OF DIRECTORS

         In accordance with our bye-laws and pursuant to a resolution adopted by the board of directors on February 26, 2002, the board of directors was divided into three classes, with one class of directors to be selected each year for a three year term.

         The term of directors in one class expires in 2004. Pursuant to a recommendation by the Company's Governance and Nominating Committee, the board of directors has unanimously nominated Eugene D. Atkinson, Stephanie Hanbury-Brown and David M. Sloan as nominees for election to the board of directors for terms expiring in 2007.

         The proxy agents of the board of directors intend to vote for the election of the nominees named below, unless instructed otherwise. If any eligible nominee becomes unable to accept nomination or election, proxies will be voted for those remaining, and the board of directors will either reduce the size of the board, or select substitute nominees after identifying suitable candidates. The bye-laws provide that the board of directors shall consist of not less than three and not more than twenty directors as shall be fixed from time to time by the board. The board of directors has resolved that the board shall be comprised of EIGHT directors.

         Following is the name, principal occupation, age, and certain other information, as of September 30, 2004, for each director nominee and other directors serving unexpired terms.

NOMINEES FOR ELECTION AT THIS ANNUAL MEETING

EUGENE D. ATKINSON

         Mr. Atkinson is a Managing Partner with RHJ Industrial Partners, a private equity firm. He was previously a Limited Partner with Goldman, Sachs & Co., an investment banking provider, and Chairman of Goldman Sachs (International) from December 1990 to May 1999. Mr. Atkinson, who is 59 years old, became a director of the Company in 1995.

STEPHANIE HANBURY-BROWN

         Ms. Hanbury-Brown is the president of Morganae Foundation, a not-for-profit organization for J.P. Morgan Alumnae, which she founded in 2001. From 2001 - 2003 Ms. Hanbury-Brown headed a real estate investment venture named Alsel LLC where she served as president. Prior to that venture, Ms. Hanbury-Brown joined J.P. Morgan in 1986 where she worked until the end of 2000. During the last few years of her tenure at J.P. Morgan she was the Chief Operating Officer of the Global Equities division and then the head of the E-Commerce division where she lead the development of a firm-wide e-commerce strategy. Ms. Hanbury-Brown, who is 47 years old, was elected to the Board of Directors of the Company on October 15, 2004.

DAVID M. SLOAN

         Mr. Sloan is an international business consultant who has been deeply involved in multinational financial and commercial matters for almost 30 years. He has been president of Corporate Strategies International, Inc. since 1993 and is a senior consultant, as a specialist on South Asia, to The Scowcroft Group an international business advisory firm offering strategic planning, risk management, market development and ongoing operations management. Mr. Sloan holds a Master of Arts in Law and Diplomacy from The Fletcher School of Law & Diplomacy, Tufts University, and he graduated cum laude with a BA in Political Science from Tufts University. Mr. Sloan, who is 51 years old, became a director of the Company in October 2004.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE-NAMED NOMINEES.

SIMILAR INFORMATION ON CONTINUING DIRECTORS

DIANE C. CREEL

         Ms. Creel has been the chairman, chief executive officer and president of Ecovation, Inc., a waste stream technology company, since 2003. From 1993 to 2003 Ms. Creel served as chief executive officer and president of Earth Tech, a Tyco International Ltd. company offering international consulting engineering services. Ms. Creel currently serves on the board of directors of Allegheny Technologies Inc., a public company that produces specialty materials for a varierty of industries, Teledyne Technologies, Inca public company that designs and manufactures electronics, instrumentation, communications and propulsion products and provides engineering services, the American Funds of Capital Research Management an investment firm and Goodrich Corporation, a public company which provides systems and services to the aerospace and defense industry. Ms. Creel holds BA and MA degrees in journalism from the University of South Carolina, and she has done post-graduate work at the University of Pennsylvania's Wharton School and at Harvard University. Ms. Creel, who is 55 years old, became a director of the Company in October 2004. Her term will expire in 2006.

ROGER L. HEFFERNAN

         Mr. Heffernan, who is currently retired, has garnered almost 40 years of operations experience at a number of private equity firms and Fortune 500 companies. Mr. Heffernan served on the board of directors of CDI, a privately held distributor of electronic components to the satellite and cable television industries, from 2002 - 2003. He co-founded CRM Partners in 1999, a management consulting firm servicing the banking and investment industry, and was a partner until 2002. Prior to this time, Mr. Heffernan spent several years with Stolhberg Partners, a private equity firm, providing management and corporate restructuring consulting services. Prior to that, Mr. Heffernan served as vice president of manufacturing at General Instrument Corporation, and as a manufacturing executive at IBM Corporation and ITT Corporation. Mr. Heffernan holds a BBA in Accounting from Manhattan College, an MBA in Management from Pace University, and he has completed the Executive Manufacturing Program at the Harvard Graduate School of Business. Mr. Heffernan, who is 64 years old, became a director of the Company in October 2004. His term will expire in 2006.

JOSEPH J. MELONE

         Mr. Melone is the former President and Chief Executive Officer of The Equitable Companies Inc. and the former Chairman and Chief Executive Officer of The Equitable Life Assurance Society of the United States, a provider of insurance and financial services. He is also a director of BISYS Group, Inc., a public company that provides business process outsourcing solutions to investment firms, insurance companies and banks and Horace Mann Educators Corporation, a public company which provides marketing and underwriting of personal lines of property, casualty and life insurance and retirement annuities. Mr. Melone, who is 73 years old, became a director of the Company in September 1988 and became deputy chairman of the board in September 2002. His term will expire in 2005.

RAYMOND J. MILCHOVICH

         Mr. Milchovich has been the Chairman, President and Chief Executive Officer of the Company since October 2001. Formerly, he was the Chairman, President and Chief Executive Officer of Kaiser Aluminum Corporation, a leading producer and marketer of alumina, aluminum and aluminum fabricated products, and Kaiser Aluminum & Chemical Corporation ("KACC") since January 2000. Mr. Milchovich was President of Kaiser Aluminum Corporation and KACC since July 1997. He also served as Chief Operating Officer of Kaiser Aluminum Corporation and KACC from July 1997 through May and June 2000, respectively. Prior to that time, he held several executive positions with Kaiser Aluminum Corporation and its subsidiaries. He is a director of Nucor Corporation, a public company specializing in steel production and recycling. Mr. Milchovich, who is 55 years old, became a director of the Company in October 2001. His term will expire in 2005.

JAMES D. WOODS

         Mr. Woods is the Chairman Emeritus and retired Chief Executive Officer of Baker Hughes Incorporated. Previously, he was Chief Executive Officer of Baker Hughes from April 1987 and Chairman from January 1989, in each case until January 1997. He is also a director of United States Energy Co. (USEC), ESCO Technologies, Integrated Electrical Services, OMI Corporation, and Varco International. Mr. Woods, who is 72 years old, became a director of the Company in September 2002. His term will expire in 2006.

                            ANNUAL MEETING PROPOSAL 2

                      INDEPENDENT AUDITORS: APPOINTMENT AND
              AUTHORIZATION OF AUDIT COMMITTEE TO SET REMUNERATION

         The Audit Committee of the board of directors (the "Audit Committee") has selected, subject to shareholder approval, PricewaterhouseCoopers LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004. A representative of PricewaterhouseCoopers LLP will attend the annual meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires. In addition, shareholders are asked to authorize the board of directors, acting through the Audit Committee, to set the remuneration of the Company's independent auditors for 2004.

         THE AUDIT COMMITTEE RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS AND THE AUTHORIZATION FOR THE BOARD OF DIRECTORS, THROUGH THE AUDIT COMMITTEE, TO SET THE REMUNERATION OF THE INDEPENDENT AUDITORS.

                            ANNUAL MEETING PROPOSAL 3

        AWARDS OF RESTRICTED STOCK UNITS AND STOCK OPTIONS FOR DIRECTORS

         The Compensation Committee of the board of directors (the "Compensation Committee") has approved and the board of directors recommends that the shareholders approve the following grants of equity remuneration to the non-employee directors listed below. In the following table,

          o "Stock Plan" means the Foster Wheeler Ltd. Management Restricted Stock Plan.

          o    "Option Plan" means the Foster Wheeler Ltd. 2004 Stock Option
               Plan.

          o    "RSU" means restricted stock units.

          o    "NSO" means nonstatutory stock options.


                         DIRECTOR RECIPIENTS AND AWARDS

                                                 FORM OF AWARD        NO. OF
               NAME                PLAN          (NSO OR RSU)      COMMON SHARES
               ----                ----          ------------      -------------
     Eugene Atkinson           Stock Plan             RSU              51,614
                               Option Plan            NSO               59.05
     Diane Creel               Stock Plan             RSU              51,614
                               Option Plan            NSO               59.05
     Stephanie Hanbury-Brown   Stock Plan             RSU              51,614
                               Option Plan            NSO               59.05
     Roger L. Heffernan        Stock Plan             RSU              51,614
                               Option Plan            NSO               59.05
     Joseph J. Melone          Stock Plan             RSU              51,614
                               Option Plan            NSO               59.05
     David M. Sloan            Stock Plan             RSU              51,614
                               Option Plan            NSO               59.05
     James D. Woods            Stock Plan             RSU              51,614
                               Option Plan            NSO               59.05

         Each of the nonstatutory stock options listed above has a term of three years from the grant date and an exercise price equal to US$0.4689 multiplied by the product of (1) the number of series B convertible preferred shares subject to the option times (2) 1300.

         Subject to shareholder approval, these grants would become 100% vested on December 31, 2005 as to each director, subject to the director's remaining in continuous service on the board throughout such period.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AWARDS OF RESTRICTED STOCK UNITS AND STOCK OPTIONS TO DIRECTORS CONTEMPLATED BY PROPOSAL 3.

                            ANNUAL MEETING PROPOSAL 4

           AMENDMENT TO THE BYE-LAWS REGARDING DIRECTOR RETIREMENT AGE

         The board of directors has approved and recommends that the shareholders approve an amendment to the Company's bye-laws to replace the current director retirement provision, which permits directors to serve until the conclusion of the term during which such director reaches his or her seventy-second birthday, with a provision stating that the board of directors will establish a director retirement age by board resolution. The text of the proposed amendment is set forth in Annex A.

         The board of directors believes that it is important to maintain limits on the age of candidates for service as a director. However, the board believes that it is in the best interests of the Company for the board to be able to adjust the retirement requirement for directors from time to time without the need to wait for a meeting of shareholders in order to amend the Company's bye-laws. For these reasons, the board of directors has determined it is in the best interests of the Company to amend bye-law 10(4) to provide that the board will establish director retirement by resolution.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE BYE-LAWS REGARDING DIRECTOR RETIREMENT AGE CONTEMPLATED BY PROPOSAL 4.

                            ANNUAL MEETING PROPOSAL 5

          AMENDMENT TO THE BYE-LAWS REGARDING DIRECTOR SHARE OWNERSHIP

         The board of directors has approved and recommends that the shareholders approve an amendment to the Company's bye-laws to replace the requirement that each director must own at least 100 common shares when elected and at least 1000 common shares by the third anniversary of the election with a provision stating that the board of directors will establish share ownership policy for non-employee directors. The text of the proposed amendment is set forth in Annex A.

         The board of directors believes that it is important for its directors to maintain an appropriate level of equity ownership in the Company. However, the board believes that it is in the best interests of the Company for the board to be able to adjust the required level of equity ownership for directors, depending on various factors such as changes to the market price of our equity securities, without the need to wait for a meeting of shareholders in order to amend the Company's bye laws. For these reasons, the board of directors has determined it is in the best interests of the Company to amend bye-law 10(5) to provide that the board will establish a non-employee director share ownership policy by resolution.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE BYE-LAWS REGARDING DIRECTOR SHARE OWNERSHIP CONTEMPLATED BY PROPOSAL 5.

                            ANNUAL MEETING PROPOSAL 6

            AMENDMENT TO THE BYE-LAWS REGARDING DIRECTOR REMUNERATION

         The board of directors has approved and recommends that the shareholders approve an amendment to the Company's bye-laws relating to director remuneration. The text of the proposed amendment is set forth in Annex A. Currently, bye-law 20 provides that director remuneration will be "determined, as the Board of Directors from time to time determine, by the Company in general meeting." The amendment to bye-law 20 recommended by the board replaces this language with a statement that director remuneration will be determined by the board from time to time.

         The board of directors believes that it is customary at widely held public companies for director compensation to be determined by the board of directors, after considering recommendations from an independent committee such as the Compensation Committee of the board. The board believes that the current language of bye-law 20 is potentially ambiguous. For these reasons, the board of directors has determined it is in the best interests of the Company to amend bye-law 20 to clarify that the board of directors will determine director remuneration from time to time.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE BYE-LAWS REGARDING DIRECTOR REMUNERATION CONTEMPLATED BY PROPOSAL 6.

                            ANNUAL MEETING PROPOSAL 7

              COMMON SHARE CONSOLIDATION AND REDUCTION IN PAR VALUE

         The board of directors has approved and recommends that the shareholders approve a consolidation of the Company's authorized common share capital (the "common share consolidation") at a ratio of 1-for-20 (the "split ratio"), followed by a reduction in the par value of the Company's common shares (collectively, the "reverse share split"). The day on which the reverse share split becomes effective is referred to as the "effective date." Upon completion of the reverse share split on the effective date, each shareholder of common shares will hold one common share for every 20 common shares held before the effective date, and the par value of each common share held will be US$.01. The conversion ratio for the preferred shares, and the terms of the Company's issued options and warrants to purchase common shares, will be adjusted accordingly.

         The reverse share split will be effected only if (1) the Company's common shareholders have approved the common share consolidation at the special common share meeting preceding the annual meeting and (2) shareholders at the annual meeting approve the reverse share split and also approve proposals 8 and 9 to be considered at the annual meeting. Proposals 8 and 9 will be effected, if approved, upon approval of proposal 9, resulting in a par value per common share of $.01. Immediately thereafter, if the common share consolidation is approved at the special common share meeting and the reverse share split is approved at the annual meeting, the reverse share split will be effected. The common share consolidation will cause each issued common share to be reclassified as and changed into one-twentieth of a common share, and will cause the par value of each common share to increase from $.01 to $.20. Immediately thereafter, as part of the reverse share split:

          o the par value of the Company's authorized common shares will be reduced from US$.20 per share to US$.01 per share, and

          o the Company's authorized share capital will be reduced from US$14,774,094.55 to US$752,954.7275.

         The purpose of the reverse share split is to comply with the Company's obligations under the lockup agreement, which is described under "The Meetings--Background of the Proposal for the Special Common Share Meeting and Proposals 7, 8 and 9 for the Annual Meeting." If the reverse share split is effected, the expected immediate effect in the market would be an increase in the trading price per share, although not necessarily on a proportional basis. There are no assurances, however, that the reverse share split will have this effect.

         Even though a reverse share split, by itself, does not affect a company's assets or prospects, reverse share splits can result in a decrease in the aggregate market value of a company's equity capital. The Company, however, believes that this risk is offset by the prospect that the reverse share split may, by increasing the per share price, make an investment in the common shares more attractive for certain investors. A shareholder may hold less than 100 common shares after the reverse share split, and as a consequence may incur greater costs associated with trading.

         The shareholder resolutions to effect the reverse share split are included in Annex A.

PRINCIPAL EFFECTS OF THE REVERSE SHARE SPLIT

         If the reverse share split is effected, the number of common shares owned by each holder as of the effective date will immediately and automatically be reduced, so that each holder will own one common share for each 20 common shares held prior to the effective date and the par value of each such common share will be $.01. For other effects on the common shares resulting from the reverse share split, together with the reduction in par value contemplated by proposal 8 and the increase in the Company's authorized capital contemplated by proposal 9, please see "The Meetings--Effects of Annual Meeting Proposals 7, 8 and 9 on Common Shares" on page __.

         The reverse share split will not affect any shareholder's proportionate equity interest in the Company or the proportional rights, preferences, privileges or priorities of any shareholder.

         As a result of the reverse share split, the Company's financial statements will be adjusted to move the paid up amount of US$0.19 in respect of each issued common share from the Company's share capital to the Company's contributed surplus account.

         If approved, the reverse share split will reduce (1) the number of issued and outstanding common shares from 129,051,625.817 to 6,452,581.291 and
(2) the number of authorized common shares from 1,475,909,455 to 73,795,472.75. The outstanding common share numbers are based on the number of common shares issued as of October 7, 2004. It is possible that additional common shares will be issued prior to the completion of the reverse share split.

EFFECT ON ISSUED OPTIONS, WARRANTS AND PREFERRED SHARES

         As of October 7, 2004, the Company had issued and outstanding employee and director stock options to purchase an aggregate of 8,147,137 common shares, with exercise prices per share ranging from US$1.17 to US$45.6875 per share, and employee and director stock options to purchase an aggregate of 43,516.76 preferred shares (equivalent to 56,571,788.482 common shares using the conversion ratio of 1300 common shares for each preferred share), with an exercise price per preferred share of US$609.57 (US$0.4689 per common share).

         The Company also issued Class A warrants in the exchange offer and Class B warrants in connection with the exchange offer to purchase preferred shares equivalent to an aggregate of approximately 198,679,045.352 common shares at an exercise price of US$0.4689 per common share. These warrants will become exercisable for common shares only if proposals 8 and 9 at the annual meeting are approved.

         Under the terms of the Company's issued options and warrants, when the common share consolidation becomes effective, the number of common shares underlying the options and warrants will be proportionately reduced and the exercise price per common share will be proportionately increased. Specifically, the number of common shares underlying the options and warrants will be reduced to one-twentieth of the number currently underlying them, and the exercise price per common share will be increased by twenty times. Similarly, under the terms of the preferred shares, when the reverse share split becomes effective, the number of common shares into which each preferred share is convertible will be proportionately reduced.

PROCEDURE FOR EFFECTING COMMON SHARE CONSOLIDATION AND EXCHANGE OF SHARE CERTIFICATES

         Upon the effectiveness of the reverse share split, the number of common shares held by each shareholder will be appropriately adjusted in the Company's register of members. Shareholders will be notified on or after the effective date that the reverse share split has been effected. Within 30 days after the effective date, the Company is required to file a memorandum with the Bermuda Registrar of Companies relating to the reduction in par value that will occur as part of the reverse share split.

         As soon as practicable after the effective date, common shareholders will be provided the opportunity (but will not be obligated) to surrender their certificates representing pre-reverse share split common shares to the exchange agent in exchange for certificates representing post-reverse share split common shares. Shareholders will not receive certificates representing post-reverse share split common shares unless and until the certificates representing their pre-reverse share split common shares are surrendered and they provide such evidence of ownership of such shares as the Company or the exchange agent may require. The Company's transfer agent will act as the Company's exchange agent for shareholders in implementing the exchange of share certificates.

         Holders of common shares that hold their shares through a broker or other nominee do not need to do anything, since their broker or nominee will act for them in this matter.

         IMPORTANT: SHAREHOLDERS SHOULD NOT FORWARD THEIR CERTIFICATES TO THE EXCHANGE AGENT UNTIL THEY HAVE RECEIVED NOTICE FROM THE COMPANY THAT THE REVERSE SHARE SPLIT HAS BECOME EFFECTIVE.

         Beginning on the effective date, each certificate representing pre-reverse share split common shares will be deemed for all corporate purposes to evidence ownership of the appropriate number of post-reverse share split common shares.

         No service charge will be payable by shareholders in connection with the exchange of certificates, all costs of which will be borne and paid by the Company.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

      A summary of certain United States federal income tax considerations relevant to the reverse share split is set forth below. The discussion is based on present United States federal income tax law. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the reverse share split. Income tax consequences to particular shareholders may vary from the United States federal tax considerations described generally below based upon their particular situations or based upon their status as holders that may be subject to special rules, such as financial institutions, insurance companies, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations, dealers or traders in securities or currencies, holders that actually or constructively own or will own 10 percent or more of our voting stock and a non-U.S. holder that is a U.S. expatriate, "controlled foreign corporation," "passive foreign investment company," or "foreign personal holding company." SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE CONTEMPLATED REVERSE SHARE SPLIT UNDER APPLICABLE UNITED STATES FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

         The reverse share split will constitute a "recapitalization" to the Company and its shareholders to the extent that pre-reverse share split common shares are consolidated into a reduced number of common shares. The Company believes that shareholders will not recognize gain or loss in such consolidation, that such a shareholder's basis in the reduced number of common shares will equal the shareholder's basis in its pre-reverse share split common shares, and that the holding period of the post-reverse share split common shares received will include the holding period of the pre-reverse share split common shares.

BOARD RECOMMENDATION

         The board of directors believes that the reverse share split is in the best interests of the Company.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE REVERSE SHARE SPLIT CONTEMPLATED BY PROPOSAL 7.

                            ANNUAL MEETING PROPOSAL 8

          REDUCTION IN PAR VALUE OF COMMON SHARES AND PREFERRED SHARES

         At the annual meeting, the Company is asking that you approve a reduction to the par value of the authorized common share and preferred share capital from US$1.00 to US$.01 per share (the "par value reduction"). If approved, the par value reduction would take effect immediately prior to the increase in authorized share capital (proposal 9), after which the reverse share split (proposal 7), if approved, would take effect.

         The par value reduction will be effected only if shareholders also approve proposal 9, regarding the increase in authorized share capital, and will be effected regardless of whether shareholders approve proposal 7, regarding the reverse share split.

         "Par value" is a dollar value assigned to the Company's shares and represents the per-share amount of the Company's aggregate dollar value of authorized capital. There is no minimum or maximum par value amount under Bermuda law, although all shares must have a par value. The Company believes the prevailing current practice of public companies is to have shares with nominal par value (such as US$.01 per share).

         The purpose of the par value reduction is to comply with the Company's obligations under the lockup agreement, which is described under "The Meetings--Background of the Proposal for the Special Common Share Meeting and Proposals 7, 8 and 9 for the Annual Meeting." The preferred shares will become convertible into common shares, and will no longer be voting securities except in limited circumstances, only if this proposal 8 and proposal 9 are approved. If both proposals are not approved, the preferred shares will not become convertible into common shares, although they will continue to vote and share in dividends and distributions on an "as converted" basis as though they were convertible into common shares. You should read "The Meetings--Background of the Proposal for the Special Common Share Meeting and Proposals 7, 8 and 9 for the Annual Meeting" for more information. The warrants and the options issued in connection with the exchange offer will become exercisable for common shares only if proposal 8 and proposal 9 are approved. If both proposals are not approved, they will remain exercisable for preferred shares. In addition, Bermuda companies may not issue fully paid shares for a consideration having a value below par. On October 7, 2004, the last sale price quoted on the OTC for the Company's common shares was US$.47 per share. This is below the current par value of US$1.00 attributed to these shares. The Company believes that the current par value of the common shares restricts the Company's ability to raise equity capital by issuing fully paid common shares. The Company currently has no plans to raise capital by issuing common shares.

         If the preferred shares, warrants and options were convertible or exercisable, as applicable, for common shares on October 7, 2004, (1) the total number of common shares issuable upon conversion of the preferred shares would be 779,805,197.991, (2) the total number of common shares issuable upon exercise of the warrants would be 198,679,045.352 and (3) the total number of common shares issuable upon exercise of the options to acquire preferred shares recently granted to its directors and certain of its employees would be 56,571,788.482.

         The shareholder resolutions to effect the par value reduction are included in Annex A.

PRINCIPAL EFFECTS OF THE PAR VALUE REDUCTION

         Reducing the par value of the common shares to an amount lower than the current market price of the common shares will enable the Company, should it determine to do so, to issue additional fully paid common shares at market prices. The par value reduction will not affect the rights of the Company's shareholders, and the Company does not anticipate that the par value reduction by itself will have an effect on the market price or trading of the common shares. There are no arrears in dividends with respect to the Company's common shares.

         As a result of the par value reduction, the Company's financial statements will be adjusted to move the paid up amount of US$0.99 in respect of each issued common share and each issued preferred share from the Company's share capital to the Company's contributed surplus account.

         As a result of the par value reduction, viewed as a stand-alone action, the authorized capital of the Company would be reduced from US$161,500,000 to US$1,615,000. As a result of the share increase amendment covered by proposal 9, this amount would be increased to US$14,774,094.55. Upon completion of the reverse share split (proposal 7), if approved, the Company's authorized share capital will be US$752,954.7275. The completion of the par value reduction will not affect the number of authorized common shares or preferred shares.

PROCEDURE FOR EFFECTING THE PAR VALUE REDUCTION

         The par value reduction will be effected upon approval of the share increase amendment (proposal 9) at the annual meeting. Within 30 days thereafter, the Company is required to file a memorandum regarding the par value reduction with the Bermuda Registrar of Companies.

BOARD RECOMMENDATION

         The board of directors believes that the par value reduction is in the best interests of the Company.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PAR VALUE REDUCTION CONTEMPLATED BY PROPOSAL 8.

                            ANNUAL MEETING PROPOSAL 9

                      INCREASE IN THE NUMBER OF AUTHORIZED
                          COMMON SHARES OF THE COMPANY

         At the annual meeting, subject to the approval of proposal 8, the Company is asking that you approve an increase to the Company's authorized capital from US$1,615,000, consisting of 160,000,000 common shares and 1,500,000 preferred shares, to US$14,774,094.55, consisting of 1,475,909,455 common shares and 1,500,000 preferred shares (the "share increase amendment"). If approved, the share increase amendment would take effect immediately after the par value reduction (proposal 8), and immediately prior to the reverse share split (proposal 7).

         The share increase amendment will be effected only if shareholders also approve the par value reduction (proposal 8), and will be effected whether or not shareholders approve the reverse share split (proposal 7).

         The purpose of the share increase amendment is to comply with the Company's obligations under the lockup agreement, which is described under "The Meetings--Background of the Proposal for the Special Common Share Meeting and Proposals 7, 8 and 9 for the Annual Meeting." Increasing the number of authorized common shares will enable the Company to issue all of the common shares that are issuable upon conversion of the preferred shares, and will permit the Company to issue common shares rather than preferred shares upon exercise of (1) the warrants it issued in its equity-for-debt exchange offer and
(2) the options to acquire preferred shares recently granted to its directors and certain of its officers. The preferred shares will become convertible into common shares, and will no longer be voting securities except in limited circumstances, only if proposal 8 and this proposal 9 are approved. If both proposals are not approved, the preferred shares will not become convertible into common shares, although they will continue to vote and share in dividends and distributions on an "as converted" basis as though they were convertible into common shares. You should read "The Meetings--Background of the Proposal for the Special Common Share Meeting and Proposals 7, 8 and 9 for the Annual Meeting" for more information. The warrants and the options issued in connection with the exchange offer will become exercisable for common shares only if proposal 8 and proposal 9 are approved. If both proposals are not approved, they will remain exercisable for preferred shares.

         If the preferred shares, warrants and options were convertible or exercisable, as applicable, for common shares on October 7, 2004, (1) the total number of common shares issuable upon conversion of the preferred shares would be 779,805,197.991, (2) the total number of common shares issuable upon exercise of the warrants would be 198,679,045.352 and (3) the total number of common shares issuable upon exercise of the options to acquire preferred shares recently granted to its directors and certain of its employees would be 56,571,788.482.

         The shareholder resolutions to effect the share increase amendment are included in Annex A.

PRINCIPAL EFFECTS OF THE SHARE INCREASE AMENDMENT

         Increasing the number of authorized common shares will enable the Company to issue all of the common shares that are issuable upon conversion of the preferred shares, and will permit the Company to issue common shares rather than preferred shares upon exercise of the warrants it issued in its equity-for-debt exchange offer. If approved, the additional common shares authorized by the share increase amendment will, together with the 30,948,374.183 common shares currently available for issuance, permit the Company to issue a maximum of 1,346,857,829.183 additional common shares (or 67,342,891.459 additional common shares after the reverse share split), based on the number of common shares issued and outstanding on October 7, 2004. Such common shares are reserved for issuance on conversion of the preferred shares, warrants and director and employee options. Holders of the common shares and preferred shares do not have preemptive rights to subscribe for additional securities that may be issued by the Company. Therefore, current holders of common shares and preferred shares do not have a right to purchase any new common shares that the Company may issue.

         As a result of the par value reduction, viewed as a stand-alone transaction, the authorized capital of the Company would be reduced from US$161,500,000 to US$1,615,000. As a result of the share increase amendment covered by proposal 9, this amount would be increased to US$14,774,094.55. Upon completion of the reverse share split, if approved, the Company's authorized share capital will be US$752,954.7275.

         Neither the board of directors nor management of the Company views the increase of the authorized common shares as an anti-takeover measure. The proposed increase in the number of authorized common shares is necessary in order to permit the Company to issue common shares upon exercise or conversion of the warrants to acquire preferred shares and the recently granted management options to acquire preferred shares (both of which will become exercisable for common shares if proposals 8 and 9 are approved at the annual meeting) and upon conversion of the preferred shares. No additional or excess common shares beyond this required number will be authorized if the share increase amendment is approved. Any further increase in the number of authorized common shares would require shareholder approval.

PROCEDURE FOR EFFECTING THE SHARE INCREASE AMENDMENT

         The share increase amendment will be effected immediately after it, and the par value reduction (proposal 8) are approved at the annual meeting. Within 30 days thereafter, the Company is required to file an amendment to its memorandum of association with the Bermuda Registrar of Companies.

BOARD RECOMMENDATION

         The board of directors believes that the share increase amendment is in the best interests of the Company.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE SHARE INCREASE AMENDMENT CONTEMPLATED BY PROPOSAL 9.

                                     PART IV
                                  OTHER MATTERS

OWNERSHIP OF COMMON SHARES BY DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth, as of October 7, 2004 beneficial ownership of Foster Wheeler common shares by each director or director nominee, by each executive officer and former officer named in the Summary Compensation Table in this proxy statement and by all directors and executive officers as a group.

                                            AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON SHARES

                                       CURRENT            SHARES
                                       BENEFICIAL         SUBJECT TO     STOCK                     PERCENTAGE
NAME OF BENEFICIAL OWNER               HOLDINGS (1)       OPTIONS (2)    UNITS (3)      TOTAL      OF CLASS (10)
------------------------               ------------       -----------    ---------      -----      ----------------
Eugene D. Atkinson.............            10,000           25,000           2,593         37,593         *
Bernard H. Cherry..............       4,645,336(4)         102,000               0      4,747,336         3.67%
Diane C. Creel.................                 0                0               0              0         *
Joseph T. Doyle(5).............                 0                0               0              0         *
Brian K. Ferraioli.............         636,049(6)          16,228               0        652,277         *
Roger L. Heffernan.............                 0                0               0              0         *
Kenneth A. Hiltz(5)............                 0                0               0              0         *
Robert D. Iseman(5)............            10,347          202,180               0        212,527         *
John T. La Duc (7).............         2,090,401                0                      2,090,401        1.62%
Joseph J. Melone...............            36,152(8)        25,000         180,313        241,465         *
Raymond J. Milchovich..........      15,485,453(9)       1,363,340               0     16,848,793        12.92%
Thomas R. O'Brien(5) ..........             6,573          212,250               0        218,823         *
David M. Sloan.................                 0                0               0              0         *
Steven I. Weinstein(5).........               200          113,787               0        113,987         *
James D. Woods.................            15,000            3,000           1,600         19,600         *
All directors and
   executive officers as
   a group (19 persons)........        23,599,887        2,140,777         184,506     25,925,170

------------------
(1) The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Also includes restricted stock awards approved by the board of directors on September 29, 2004 subject to a required approval by the New Jersey Bureau of Securities. This approval was obtained on October 6, 2004.

(2) Represents shares that may be acquired currently or within 60 days after October 7, 2004 through the exercise of stock options pursuant to the 1984 Stock Option Plan of Foster Wheeler Inc., the 1995 Stock Option Plan of Foster Wheeler Inc., the Foster Wheeler Inc. Directors' Stock Option Plan, the 2004 Stock Option Plan, or inducement option grants.

(3) Represents share units held under the Foster Wheeler Inc. Directors Deferred Compensation and Stock Award Plan for non-employee directors (referred to below under the caption "Compensation of Directors"). Only non-employee directors are eligible to participate in this Plan.

(4) Includes 4,645,336 restricted common shares approved by the Compensation Committee of the board on September 29, 2004 and granted on October 6, 2004. See note (1).

(5) Represents the number of shares beneficially owned at the time his employment with the Company terminated.

(6) Includes 635,895 restricted common shares approved by the Compensation Committee of the board on September 29, 2004 and granted on October 6, 2004. See note (1).

(7) These are restricted common shares approved by the Compensation Committee of the board on September 29, 2004 and granted on October 6, 2004. Mr. La Duc was elected by the board of directors as executive vice president and chief financial officer on April 14, 2004. Mr. La Duc is included in this table for disclosure purposes, although he is not a "named executive officer".

(8) Includes 9,652 common shares related to Mr. Melone's tender of 12,700 shares of 9% Preferrred Securities, Series I in the recent exchange offer. See ""The Meetings--Background of the Proposal for the Special Common Share Meeting and Proposals 7, 8 and 9 for the Annual Meeting." Does not include
     156.21 preferred shares received in the exchange offer. Each preferred share is convertible into 1,300 common shares, subject to shareholder approval of proposals 8 and 9 at the annual meeting.

(9) Includes 15,484,453 restricted common shares approved by the Compensation Committee of the board on September 29, 2004 and granted on October 6, 2004. See note (1).

(10) Based upon the number of common shares issued as of October 7, 2004.

*    Owns less than 1%.


OTHER BENEFICIAL OWNERS

         We have been advised based upon filings of Schedule 13G's with the Securities and Exchange Commission through October 8, 2004 and other publicly available information that the following are beneficial owners of more than five percent of the issued common shares or preferred shares, as indicated. Percent of class owned is reported as indicated in the relevant Schedule 13G filing. Additional common shares have been issued since the dates of the filings relating to common shares.

                                                                        AMOUNT AND NATURE
                         NAME AND ADDRESS                                 OF BENEFICIAL            PERCENT
  TITLE OF CLASS         OF BENEFICIAL OWNER                                OWNERSHIP              OF CLASS
  --------------         -------------------                            ------------------         --------
   Common                Abdullah R. Al-Rushaid                            4,077,156 (1)            10.00%
                         P. O. Box 31685
                         Al Khobar 31952
                         Saudi Arabia

   Common                Dimensional Fund                                  2,546,900 (2)            6.25%
                         Advisors Inc. ("Dimensional")
                         1299 Ocean Avenue, 11th Floor
                         Santa Monica, CA 90401

   Common                Merrill Lynch & Co., Inc.                         8,513,268 (3)            19.16%
                         (on behalf of Merrill Lynch
                         Investment Managers)
                         World Financial Center, North Tower
                         250 Vesey Street
                         New York, NY 10381

   Common                Aristeia Capital, LLC                             3,334,373 (4)            7.78%
                         381 Fifth Avenue, 6th Floor
                         New York, NY 10016

   Common                Wells Fargo & Company                             2,552,117 (5)            6.3%
                         420 Montgomery Street
                         San Francisco, CA 94104

   Preferred             Lampe, Conway & Co. LLC                           68,268(6)                11.4%
                         680 Fifth Avenue, Suite 1202
                         New York, NY  10019

   Preferred             Aristeia Capital, LLC                             33,380(7)                5.54%
                         381 Fifth Avenue, 6th Floor
                         New York, NY 10016

   Preferred             Merrill Lynch & Co., Inc.                        127,318(8)                21.20%
                         (on behalf of Merrill Lynch
                         Investment Managers)

-------------

(1) As reported on a Schedule 13G filed with the SEC on September 13, 2002. Represents 3.15% of the number of common shares issued as of October 7, 2004. Mr. Al-Rushaid is deemed to be the beneficial owner with sole voting power and sole dispositive power of the reported shares.

(2) As reported on a Schedule 13G/A filed with the SEC on February 6, 2004. Represents 1.97% of the number of common shares issued as of October 7, 2004. Such filing indicates that Dimensional, a registered investment advisor, has sole voting and dispositive power as to 2,546,900 shares but disclaims beneficial ownership of all of the reported shares.

(3) As reported on a Schedule 13G/A filed with the SEC on February 13, 2004. Represents 6.59% of the number of common shares issued as of October 7, 2004. Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers) reports that it is a parent holding company and an investment advisor, and is deemed to be the beneficial owner with shared voting power and shared dispositive power of the reported shares as a result of acting as an investment advisor to various clients including ML Global Allocation Fund, Inc., which has reported 6,754,239 shares, representing 5% or more of the class. Merrill Lynch disclaims beneficial ownership of all of the reported shares. The shares reported include certain shares which are indirectly held through a Convertible Bond (Cusip 35024PAB8).

(4) As reported on a Schedule 13G and filed with the SEC on March 31, 2004. Represents 2.58% of the number of common shares issued as of October 7, 2004. Aristeia is an investment advisor and is deemed to be the beneficial owner with sole voting power and sole dispositive power over the reported shares.

(5) As reported on a Schedule 13G/A filed with the SEC on February 13, 2004. Represents 1.97% of the number of common shares issued as of October 7, 2004. Wells Fargo & Company reports that it is a parent holding company and is deemed to be the beneficial owner, with sole voting power for 2,543,600 of the reported shares, sole dispositive power for 2,551,850 of the reported shares and shared voting and dispositive power for 267 of the reported shares. Wells Capital Management Incorporated, a registered investment advisor, has sole voting power for 2,543,600 of the reported shares and sole dispositive power for 2,551,850 shares. Wells Fargo disclaims beneficial ownership of all of the reported shares.

(6) As reported on a Schedule 13G and filed with the SEC on October 4, 2004. Steven G. Lampe and Richard F. Conway may be deemed to have a beneficial interest in these shares. These parties disclaim beneficial ownership of these shares except to the extent of their respective beneficial interests, if any, therein. These shares include 63,867 shares reported as beneficially owned by LC Capital Master Fund, Ltd. LC Capital Partners, LP, LC Capital Advisors LLC, Lampe, Conway & Co. LLC, LC Capital International LLC, Steven G. Lampe and Richard F. Conway may be deemed to have a beneficial interest in these shares. All parties report shared voting and dispositive power. These parties disclaim beneficial ownership of these shares except to the extent of their respective beneficial interests, if any, therein.

(7) As reported on a Schedule 13G filed with the SEC on October 5, 2004. Aristeia is an investment advisor and is deemed to be the beneficial owner with sole voting power and sole dispositive power over the reported shares.

(8) As reported on a Schedule 13G filed with the SEC on October 8, 2004, Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers), is a parent holding company and an investment advisor, and is deemed to be the beneficial owner with shared voting power and shared dispositive power of the reported shares as a result of acting as an investment advisor to various clients including ML Global Allocation Fund, Inc., which has reported 104,914 shares, representing 17.49% of the class. Merrill Lynch disclaims beneficial ownership of all of the reported shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and any persons who own more than 10% of the Company's shares, to file reports of holdings and transactions in Foster Wheeler shares with the Securities and Exchange Commission and the New York Stock Exchange. Based on our records and other information, we believe that in 2003 our directors and executive officers met all applicable Securities and Exchange Commission filing requirements.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         Mr. Milchovich was the former President and Chief Executive Officer of Kaiser Aluminum Corporation from December 1999 to October 2001. Kaiser Aluminum Corporation commenced a voluntary petition under Chapter 11 of the United States Bankruptcy Code on February 12, 2002.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

         The Compensation Committee administers the Company's executive compensation program and establishes the salaries of the Company's executive officers. The Compensation Committee consists of only non-employee Directors, each of whom has no material relationship with the Company and has been determined to be independent by the board of directors under the New York Stock Exchange rules.

         The Compensation Committee of the board of directors has furnished the following report on executive compensation for calendar year 2003.

COMPENSATION PHILOSOPHY

         The general philosophy of the Compensation Committee is to provide executive compensation designed to enhance shareholder value, including annual compensation, consisting of salary and bonus awards, and long-term incentive compensation, consisting of stock options and other equity based compensation. The Company's compensation plans and incentives are designed to link the financial interests of the Company's executive officers to the interests of its shareholders, to encourage support of the Company's long-term goals, to tie executive compensation to the Company's performance, to attract and retain talented leadership and to encourage significant ownership of the Company's common shares by executive officers.

         In making decisions affecting executive compensation, the Compensation Committee reviews the nature and scope of the executive officer's responsibilities as well as his or her effectiveness in supporting the Company's long-term goals. The Compensation Committee also considers the compensation practices of companies that are of similar size to the Company as well as those providing similar services and products to similar markets and customers. The Company does not have a policy to predetermine specific compensation relative to the compensation paid by other companies. Actual salaries of the Chief Executive Officer and other officers were neither the highest nor the lowest of salaries paid to officers of comparable companies.

         There are two primary types of compensation provided to the Company's executive officers:

          o Annual compensation, which includes base salary, intended to provide a stable annual salary at a level consistent with individual contributions, and annual performance bonuses intended to link officers' compensation to the Company's performance as well as the performance of the individual executive officer.

          o Long-term compensation, which includes stock options or other equity based compensation intended to encourage actions to maximize shareholder value.

BASE SALARY

         Consistent with its stated philosophy relative to salary, the Compensation Committee reviews data for executives in similar positions in comparable companies as provided by an independent consultant and by the Company's Human Resources Department and, in consultation with the Chief

Executive Officer, establishes a salary range for each executive officer of the Company. The Compensation Committee then recommends a specific salary for each executive officer to the board of directors for its consideration and approval. In determining such salaries, the performance of each executive officer, his or her experience and the performance of the business unit for which he or she is responsible, as well as the performance of the Company as a whole, are all taken into account.

ANNUAL INCENTIVE

         In 2002, the Compensation Committee adopted the Foster Wheeler Annual Incentive Plan for 2002 and Subsequent Years (the "Annual Incentive Plan"). Pursuant to the Annual Incentive Plan, the Chief Executive Officer of the Company recommends to the Compensation Committee (i) the employees eligible for awards under the Annual Incentive Plan, (ii) the amount of the recommended award (by individual or class of individuals and stated as a dollar amount or a percentage of base salary), and (iii) any factors that should be considered by the Compensation Committee or the board of directors in connection with their consideration of the Chief Executive Officer's recommendations (the "Recommendations") in their determinations. The Compensation Committee considers the Recommendations and may approve the Recommendation with respect to any or all recommended employees, approve an award of a different amount for any or all recommended employees or deny awards to any or all recommended employees.

         In January 2004, the Compensation Committee approved a pool of bonus compensation to a group of approximately forty corporate center employees, including the Chief Executive Officer (Mr. Milchovich) and three of the most highly compensated executives named in the Summary Compensation Table. The bonus compensation was based on the Compensation Committee's consideration of management's continuing achievement of its short and long-term goals, including: maintenance of adequate domestic liquidity, restructuring the operating companies to provide performance that is acceptable and predictable, and the restructuring of the balance sheet to improve liquidity, reduce leverage and reduce cash interest expense. The bonus amount for each specific employee, except Mr. Milchovich, has not yet been established. The award will provide for one-third of the award amount to be paid upon completion of the exchange offer and the remaining two-thirds to be paid after the Company attains two consecutive quarters of positive earnings.

EQUITY BASED COMPENSATION

         The Compensation Committee may grant to executive officers options to purchase common shares under the Company's 1995 Stock Option Plan of Foster Wheeler, Inc. and pursuant to employment agreements entered into with individual executive officers. In 2003, the Compensation Committee granted options to Mr. Cherry to purchase an aggregate of 100,000 common shares pursuant to his Employment Agreement. These options were granted at an exercise price equal to the fair market value of the common shares on the date of grant, become exercisable in four equal cumulative annual installments of 25,000 commencing one year after the date of grant through the fourth anniversary of the date of grant and expire ten years from the date of grant.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         The components of Mr. Milchovich's compensation in respect of fiscal 2003 were determined pursuant to the terms of his employment agreement. The terms of Mr. Milchovich's employment agreement and all amendments are described under "Employment Agreements and Termination of Employment and Change-in-Control Arrangements" on page ____. Mr. Milchovich was retained as the Chief Executive Officer, President and Chairman of the Board of the Corporation in 2001 after an extensive search had been conducted by the board of directors with the assistance of an executive search firm. Mr. Milchovich's compensation under his Employment Agreement was determined based upon a review of competitive industry compensation levels, his compensation arrangement with his previous employer, and the overall compensation package required to attract someone of Mr. Milchovich's caliber to the Company. The Compensation Committee and the full board of directors approved Mr. Milchovich's employment agreement in 2001 and all subsequent amendments.

INTERNAL REVENUE CODE SECTION 162(M)

         In determining executive compensation, the Compensation Committee considers, among other factors, the possible tax consequences to the Company and to the Company's executive officers, including the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)").
Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the Chief Executive Officer and the other senior executive officers, other than compensation that is performance-based under a plan that is approved by the shareholders of the Company and that meets certain other technical requirements. However, tax consequences, including but not limited to tax deductibility by the Company, are subject to many factors (such as changes in the tax laws and regulations or interpretations thereof and the timing and nature of various decisions by executives regarding options and other rights) that are beyond the control of either the Compensation Committee or the Company. In addition, the Compensation Committee believes that it is important for it to retain maximum flexibility in designing compensation programs that meet its stated objectives. For all of the foregoing reasons, the Compensation Committee, while considering tax deductibility as one of its factors in determining compensation, will not limit compensation to those levels or types of compensation that will be deductible. The Compensation Committee will, of course, consider alternative forms of compensation, consistent with its compensation goals, which preserve deductibility.

         During 2003, the Compensation Committee met with the board of directors in an executive session to review the Company's performance and the performance of Mr. Milchovich and other members of senior management. The Board concurred with our decisions.

                               COMPENSATION COMMITTEE:
                              Joseph J. Melone, Chairman
       Eugene D. Atkinson          Martha Clark Goss           John E. Stuart

         The foregoing report was prepared by the Compensation Committee of the board of directors for filing with the Company's Annual Report on Form 10-K for the fiscal year ended December 26, 2003. Since the time of that report, the members of the Compensation Committee have changed. Martha Clark Goss and John
E. Stuart are no longer members of the board of directors. The current members of the Compensation Committee are Joseph J. Melone, Diane Creel, Roger L. Heffernan and James D. Woods.

         Since this report was prepared, amounts referred to under the heading "Annual Incentive" have been determined. Specifically, on September 29, 2004, the Compensation Committee determined the bonus amounts for the pool of bonus awards and awarded one-third of such amounts to each affected employee. This portion of the bonus awards for the named executive officers (as defined under "--Summary Compensation Table") who were still with the Company as of September 29, 2004 equaled the following amounts: for Mr. Milchovich, $524,160; and for Mr. Ferraioli, $66,000. See the footnotes under "Summary Compensation Table."

         In addition, On September 29, 2004 the Compensation Committee approved, subject to a required approval by the New Jersey Bureau of Securities, awards to certain of the Company's officers and employees totaling 37,674,898 restricted common shares pursuant to the Foster Wheeler Ltd. Management Restricted Stock Plan, and nonstatutory stock options to acquire a total of 43,103 preferred shares pursuant to the Foster Wheeler Ltd. 2004 Stock Option Plan. The required approval was obtained on October 6, 2004. See the notes to the Summary Compensation Table on page ____.


AUDIT COMMITTEE REPORT

         The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

         The Audit Committee operates under a written charter adopted and approved by the board of directors on July 30, 2002, which was amended and restated on January 28, 2003 and again amended and restated on September 2, 2004 (the "Charter"). The Audit Committee and the board of directors amended the Charter in light of new requirements imposed by the Sarbanes-Oxley Act of 2002 and regulations adopted by the Securities and Exchange Commission. A copy of the amended and restated Charter is attached as Annex B to this proxy statement.

         The Audit Committee consists of four directors, all of who are "independent" as defined by the Company's Bye-Laws, the New York Stock Exchange and any other applicable law or regulatory requirements. The Company's securities are no longer listed on the New York Stock Exchange.

         Each member of the Audit Committee is financially literate, within the meaning of the applicable rules of the New York Stock Exchange, as interpreted by the board of directors. In addition, at least one member of the Audit Committee has accounting or related financial management expertise, within the meaning of the applicable rules of the New York Stock Exchange, as interpreted by the Company's board of directors.

         Pursuant to the Charter, which is reviewed annually, the Audit Committee provides advice and counsel to management regarding, and assists the board in the oversight of (1) the integrity of the financial statements of the Company, (2) the Company's compliance with legal and regulatory requirements,
(3) the independence and qualifications of the Company's independent registered public accounting firm and (4) the performance of the Company's internal audit function and the Company's independent registered public accounting firm. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent registered public accounting firm.

         Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with generally accepted accounting principles, the system of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors are responsible for auditing the financial statements. The Audit Committee's responsibility is to monitor and review these processes and procedures.

         During fiscal 2003, the Audit Committee had ten meetings. Among other things, the Audit Committee:

         (1) reviewed and discussed the consolidated audited financial statements as of and for the year ended December 26, 2003 with management, the internal auditors and PricewaterhouseCoopers LLP ("PwC"). The board of directors, including the Audit Committee, received representations from management as to conformity of the consolidated audited financial statements with generally accepted accounting principles and PwC issued its reports dated March 10, 2004 except for Note 24D, as to which the date was April 9, 2004;

         (2) discussed with PwC all matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended;

         (3) obtained from PwC a formal written statement describing all relationships between PwC and the Company that might bear on PwC's independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with PwC any relationships that may have an impact on their objectivity and independence and satisfied itself as to PwC's independence. The Audit Committee also considered whether the provision of non-audit services by PwC to the Company is compatible with maintaining PwC's independence. The Audit Committee also reviewed, among other things, the amount of fees paid to PwC for audit and non-audit services;

         (4) discussed with the Company's internal auditors and PwC the overall scope and plans of their respective audits. The Audit Committee met with the internal auditors and PwC with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's financial reporting; and

         (5) based on the reviews and discussions referred to above and subject to the limitations on the Audit Committee's role and responsibility described above and in the Charter, recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 26, 2003, for filing with the Securities and Exchange Commission. The Committee and the board also have recommended, subject to shareholder approval, the selection of PwC as the Company's independent auditors.

                              THE AUDIT COMMITTEE:

                            John E. Stuart, Chairman
                                 John P. Clancey
                                Martha Clark Goss
                                Joseph J. Melone.

         The foregoing report was prepared by the Audit Committee of the board of directors for filing with the Company's Annual Report on Form 10-K for the fiscal year ended December 26, 2003. Since the time of that report, the members of the Audit Committee have changed. John P. Clancey, Martha Clark Goss and John
E. Stuart are no longer members of the board of directors. The current members of the Audit Committee are Eugene D. Atkinson, Chairman, Diane C. Creel and Joseph J. Melone.


AUDIT FEES

         The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for the years ended December 26, 2003, and December 27, 2002, and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods. Certain amounts for 2002 have been reclassified to conform to the 2003 presentation.

                                             2002                   2003
                                             ----                   ----

         Audit fees(1)                    $3,700,000             $6,100,000

         Audit-related fees(2)               175,000                300,000

         Tax fees(3)                       1,300,000              1,600,000

         All other fees                           --                     --

         Total                            $5,175,000             $8,000,000

------------
1. Audit fees consisted of the audit of the Company's consolidated financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits and regulatory filings.

2. Audit related fees consisted principally of audits of employee benefit plans.

3. Tax fees consisted principally of assistance with tax compliance and reporting.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES PERFORMED BY THE INDEPENDENT ACCOUNTANTS

         Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. This policy provides for an annual budget for both audit and non-audit services to be approved by the Audit Committee in advance, and the Audit Committee is provided with quarterly reporting on actual spending. This policy also provides that no auditor engagements for non-audit services may be entered into without the express approval of the Company's Chief Financial Officer and the Audit Committee (or Committee Chairman),with subsequent ratification by the Audit Committee at its next scheduled meeting.

COMMITTEES OF THE BOARD

         The board of directors has established standing committees to consider various matters and to make recommendations to the full board as to proposed courses of action for the board. Among the standing committees that have been established are the Audit Committee, the Compensation Committee, the Finance Committee, and the Governance and Nominating Committee. Each member of each of these committees is independent in connection with independence standards established by the board of directors and New York Stock Exchange requirements, although the Company is no longer listed. Committee charters have been established for each of the standing committees and are available on our website at WWW.FWC.COM/CORPGOV. The charters may also be obtained upon request by writing to the Office of the Secretary, Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey 08809-4000. The charter for the Audit Committee is attached hereto as ANNEX B.

         During fiscal 2003, the board of directors had a Finance Committee consisting of Mr. Eugene D. Atkinson, Ms. Martha Clark Goss and Mr. John P. Clancey. The Finance Committee no longer exists. Two meetings of this Committee were held during fiscal 2003. This Committee reviewed a range of financial policies and plans including the consolidated financial results of the Company, the dividend policy, proposed securities issuances, and financial risk management policies and practices. The

Committee also oversees pension plan investments and periodically reviews investor relations activities. The duties of the Finance Committee have been undertaken in part by the Compensation Committee and the remaining duties will be retained by the board of directors.

AUDIT COMMITTEE

         The members of the Audit Committee as of October 1, 2004 are Mr. Eugene
D. Atkinson, Chairman, Ms. Diane C. Creel and Mr. Joseph J. Melone. During fiscal 2003, the audit committee consisted of Mr. John E. Stuart, Chairman; Mr. John P. Clancey, Ms. Martha Clark Goss and Mr. Joseph J. Melone. During fiscal 2003, this Committee held ten meetings. The board has determined that Joseph J. Melone qualifies as an "audit committee financial expert" pursuant to the rules of the Securities and Exchange Commission.

         The Audit Committee provides advice and counsel to management regarding, and assists the board in the oversight of (1) the integrity of the financial statements of the Company, (2) the Company's compliance with legal and regulatory requirements, (3) the independence and qualifications of the Company's independent registered public accounting firm and (4) the performance of the Company's internal audit function and the Company's independent registered public accounting firm.

         The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent registered public accounting firm. The functions of this Committee are to review and monitor the progress of the audit plans prepared by the independent registered public accounting firm and internal auditors; to review compliance with Company policies; to annually review the status of any significant litigation; to review with the independent registered public accounting firm and management the results of the audit, the Company's financial statements and the Company's system of internal accounting control; to pre-approve fees of the independent registered public accounting firm; to review with management and the independent registered public accounting firm the Company's annual and quarterly financial statements and any material changes in accounting principles or practices used in preparing the statements prior to the filing of a report on Forms 10-K or 10-Q with the Securities and Exchange Commission, including a review of the items required by SAS 61 as in effect at that time in the case of the quarterly statements; to receive from the independent registered public accounting firm the report required by Independence Standards Board Standard No. 1 as in effect at that time and discuss it with the independent registered public accounting firm; and to prepare a report each year concerning compliance with its charter for inclusion in the Company's proxy statement. The Committee members meet in private with representatives of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, at each Audit Committee meeting.

COMPENSATION COMMITTEE

         Since October 1, 2004 the Compensation Committee has consisted of Mr. Joseph J. Melone, Chairman, Ms. Diane Creel, Mr. Roger L. Heffernan and Mr. James D. Woods. During fiscal 2003, the Compensation Committee consisted of Mr. Joseph J. Melone, Chairman; Mr. Eugene D. Atkinson, Ms. Martha Clark Goss and Mr. John E. Stuart. During fiscal 2003, this Committee held five meetings. The functions of this Committee are to recommend to the board compensation arrangements for directors and executive officers, including approving specific benefits under such arrangements, to administer certain benefit plans for directors and executive officers and to review employee pension and welfare programs.

GOVERNANCE AND NOMINATING COMMITTEE

         The members of the Governance and Nominating Committee as of October 1, 2004 are Mr. James D. Woods, Chairman; Mr. Eugene D. Atkinson and Mr. David M. Sloan.

During fiscal 2003, the members of this committee were Mr. James D. Woods, Chairman; Mr. Eugene D. Atkinson and Mr. Joseph J. Melone. During fiscal 2003, this Committee held four meetings. The functions of this Committee include recommending to the board the appropriate structure and function of the board and its committees, recommending to the board the nominees for election as directors and officers, and the consideration of performance of incumbent directors and officers to determine whether to nominate them for re-election.

DIRECTOR NOMINATIONS

         The Governance and Nominating Committee identifies, screens and recommends to the board individuals to be nominated for election as directors. In addition, directors and shareholders may recommend candidates for nomination and election to the board.

INDEPENDENCE STANDARDS

         A majority of the board of directors will consist of independent directors, meaning directors who (1) are neither officers or employees of the Company or its subsidiaries, (2) have no relationship which, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and (3) are otherwise "independent" under the rules of the New York Stock Exchange ("NYSE").

         To assist it in determining director independence, the board has established the following standards. A director will not be independent if, within the preceding three years: (1) the director was employed by Foster Wheeler, or had an immediate family member, who was an executive officer of Foster Wheeler; (2) the director, or an immediate family member, was employed by or affiliated with, Foster Wheeler's independent or internal auditor in a professional capacity; (3) the director, or an immediate family member, was employed as an executive officer of another company where any of Foster Wheeler's present executive officers served on that company's compensation committee; (4) the director is an executive officer or employee, or has an immediate family member who is an executive officer, of a company that made payments to, or received payments from, Foster Wheeler in an annual amount exceeding the greater of $1 million or 2% of such company's consolidated gross revenues (charitable organizations shall not be considered "companies" for the purpose of this restriction); or (5) the director, or an immediate family member, received more than $100,000 per year in direct compensation from Foster Wheeler, other than director and committee fees, pension or other forms of deferred compensation or benefits for prior service not contingent in any way on continued service.

         The board annually reviews commercial relationships of directors and determine whether any such relationships would create a conflict of interest that would interfere with a director's independence, even though such relationships are not restricted by the above standards. In making such a determination, the following relationships will not be considered by the board as material relationships that would impair a director's independence: (1) the director is an executive officer or an employee, or whose immediate family member is an executive officer, of another company: (a) that is indebted to Foster Wheeler, or to which Foster Wheeler is indebted, and the total amount of either company's indebtedness to the other is less than 5% of the total consolidated assets of either company; or (b) in which Foster Wheeler owns a common stock interest, or the other company owns a common stock interest in Foster Wheeler, and the amount of the common stock interest is less than 5% of the total shareholders' equity of the company in which the interest is owned.

         The board also annually reviews charitable relationships of directors and determines whether any such relationships would create a conflict of interest that would interfere with a director's independence, even though such relationships are not restricted by the above standards. In making such a determination, the following relationships will not be considered by the board as material relationships that would impair a director's independence: (a) the director, or an immediate family member, serves as an officer, director or trustee of a charitable organization and Foster Wheeler's or the discretionary charitable contributions to the organization are less than the greater of $1 million or 2% of the organization's total annual charitable receipts.

OTHER CRITERIA; NOMINATION METHOD

         In addition, the Company's' Guidelines and Criteria for Independent Director Selection provide that the board should be comprised of persons with diverse backgrounds in areas that are important and relevant to the Company's businesses. Each director should have in depth experience in at least one area of importance to the Company, such as management, marketing, finance, international, corporate development or government relations. Evaluation of a nominee's experience should be in the context of the skills brought to the board contrasted with the skills of the incumbent board members so as to enhance the diversity and composite experience of the board collectively.

         The board, by resolution adopted at least 20 days before each annual meeting, selects nominees for election as directors. Shareholders entitled to vote for the election of directors at an annual meeting may nominate individuals for election to the board if they comply with the following notice procedures. A shareholder's notice to nominate an individual for election as a director must be received by the Secretary of the Company at the Company's principal executive offices not less than 120 calendar days in advance of the date of the Company's proxy statement for the previous year's annual meeting. The shareholder's notice must provide information about the nominee and other information required by the bye-laws, which are filed as an exhibit to our Annual Report on Form 10-K. Alternatively, a copy of the bye-laws can be obtained by writing to Foster Wheeler Ltd., Attn: Corporate Secretary, Perryville Corporate Park, Clinton, New Jersey 08809-4000. The Governance and Nominating Committee will evaluate any director candidate nominated by shareholders according to the criteria discussed above and, based on the results of that evaluation, will determine whether to include the candidate in its recommended slate of director nominees in the proxy statement.

EXECUTIVE SESSIONS OF THE NON-MANAGEMENT DIRECTORS

         The non-management members of the board of directors meet in Executive Session after each meeting of the board. The Executive Sessions, which consist only of all non-management directors, are chaired by the Deputy Chairman of the Board, who serves as the Executive Session Presiding Director. The Deputy Chairman of the Board is Mr. Joseph J. Melone.

COMMUNICATING WITH DIRECTORS

         Shareholders and interested parties may communicate directly with the Executive Session Presiding Director or the non-management directors as a group by mailing such communications to Presiding Director, c/o Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey 08809-4000. Such communications may be confidential or anonymous.

         Shareholders and interested parties may communicate directly with the board of directors as a group by mailing such communications to board of directors, c/o Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey 08809-4000. Such communications may be confidential or anonymous.

COMPENSATION OF DIRECTORS

         Eleven meetings of the board of directors were held during the 2003 fiscal year. Each director attended at least 75% of the total number of meetings of the board and the board committees on which he or she served.

         The Company's methods for compensating directors changed as of October 1, 2004. The following discussion presents the methods utilized through September 30, 2004, and then summarizes the new arrangements that are effective as of October 1, 2004.

COMPENSATION OF DIRECTORS THROUGH SEPTEMBER 30, 2004

         Non-employee directors receive an annual retainer of $26,000 and an annual deferred award of 300 share units in accordance with the Foster Wheeler Inc. Directors Deferred Compensation and Stock Award Plan as set forth below. Each non-employee director receives $1,200 for each board meeting attended. In addition, each non-employee director receives $1,200 for each committee meeting attended; the committee chairman receives $2,000 for each such meeting. Only one director is an employee of Foster Wheeler, and he does not receive any additional compensation for his services as a director.

         Under the Foster Wheeler Inc. Directors Deferred Compensation and Stock Award Plan, each non-employee director receives a one time deferred award of 1,000 share units of the Company's common shares upon commencement of his or her board term and is credited annually with units representing 300 shares of the Company's common shares, such credit being made to an account maintained for each non-employee director. The Foster Wheeler Inc. Directors Deferred Compensation and Stock Award Plan also permit non-employee directors to defer all or a portion of the retainer, board and committee meeting fees to which they are entitled. The Company makes a supplemental contribution equal to 15% of the retainer and meeting fees which are deferred and all such amounts are credited to the director's deferred compensation account. Each director is fully vested in amounts credited to the director's deferred compensation account, except that the one time deferred award of 1,000 share units does not vest until the director ceases to serve on the board and the annual award vests upon cessation from the board or the one-year anniversary of the award. The share units in the deferred compensation account or the equivalent cash amount, at the director's option, with prior approval by the board of directors, are delivered to the director upon retirement or cessation of service on the board for good cause.

         In addition, under the Deferred Compensation Plan for Directors, non-employee directors are permitted to defer all or part of their retainer or board and committee fees until their retirement or other termination of status as a director. Deferred amounts accrue interest at an annual rate equal to the rate charged by Wachovia Bank, N.A. for prime commercial loans of 90-day maturity. Under the Foster Wheeler Inc. Directors' Stock Option Plan, as amended, which was previously approved by the shareholders, each director who is not an employee of the Company or one of its subsidiaries receives, following the annual meeting each year, a nonqualified option to purchase 3,000 shares of the Company's common shares. Such options have ten-year terms and become exercisable beginning one year after the date of grant at an option exercise price equal to the fair market value of the shares on the date of grant.

COMPENSATION OF DIRECTORS EFFECTIVE OCTOBER 1, 2004

         The board establishes director compensation. The Compensation Committee, with the assistance of the Company's staff and outside consultants, periodically reviews the amount and composition of director compensation and makes recommendations to the Board as needed. The Company's executive officers shall not receive additional compensation for their service as directors. Director fees are the sole form of direct or indirect compensation that members of the board of directors may receive from the Company.

         Currently, non-employee directors receive an annual cash retainer of $60,000 and the Chairman of each committee of the board receives an additional $5,000 per year. In 2004, each non-employee director will receive 51,614 restricted common shares and a non-statutory stock option to purchase 59.05 preferred shares, both subject to shareholder approval at the Annual General Meeting of Shareholders.

DIRECTOR COMPENSATION ARRANGEMENTS THAT REMAIN EFFECTIVE

         Effective October 15, 2004, for a term of one year, the Company has obtained insurance policies through National Union Fire Insurance Company of Pittsburgh, Pennsylvania, Continental Casualty Company and Allied World Assurance Company in respect of indemnification of directors and officers. The scope of these policies is similar to coverage under prior policies held by the Company. The annual premium for this coverage is $1,055,750.

SUMMARY COMPENSATION TABLE

         The following table sets forth information showing compensation paid or accrued by the Company and its subsidiaries during each of the Company's last three fiscal years for the Chief Executive Officer ("CEO"), the four other most highly compensated executive officers of the Company at the end of the last completed fiscal year, and two individuals for whom disclosure would have been provided but for the fact that such individuals were not serving as executive officers at the end of the last completed fiscal year (collectively, the "named executive officers").

         Mr. O'Brien's employment with the Company terminated effective January 1, 2004. Mr. Weinstein's employment with the Company terminated effective October 30, 2004. Mr. Doyle's employment with the Company terminated effective May 4, 2003. Mr. Iseman's employment with the Company terminated effective December 14, 2003.

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                 Annual Compensation
-----------------------------------------------------------------------------------------------------------
                                                                                             Other
                                                                                             Annual
          Name and                                                                           Compen-
         Principal                                 Salary               Bonus                sation
          Position                     Year         ($)                 ($)                   ($)
-----------------------------------------------------------------------------------------------------------
R. J. Milchovich                       2003      $873,600           $1,572,480(1)          $ 62,930(2)
Chairman, President & CEO              2002      $848,400           $        0             $175,370(4)
                                       2001      $165,846           $  500,000(6)
-----------------------------------------------------------------------------------------------------------
B.H. Cherry  President & CEO           2003      $450,000           $  945,000             $182,685(7)
of Foster Wheeler North                2002      $ 75,000(8)        $  500,000(8)          $      0
America Corp.
-----------------------------------------------------------------------------------------------------------
T.R. O'Brien                           2003      $338,000           $        0             $      0
Former General Counsel &               2002      $338,000           $        0             $      0
Senior Vice President                  2001      $325,000           $        0             $      0
-----------------------------------------------------------------------------------------------------------
S.I. Weinstein                         2003      $275,000           $        0             $      0
Former Deputy General                  2002      $250,675           $        0             $      0
Counsel & Vice                         2001      $221,654           $   40,000             $      0
President
-----------------------------------------------------------------------------------------------------------
B. K. Ferraioli                        2003      $220,000           $  198,000(11a)        $      0
Vice President & Controller;           2002      $167,557           $        0             $      0
Acting Chief                           2001      $152,000           $   27,000             $      0
Financial Officer for a
portion of 2003
-----------------------------------------------------------------------------------------------------------
J. T. Doyle(13)                        2003      $126,957           $        0             $      0
Former Senior Vice President &         2002      $199,000           $  100,000(15)         $ 47,764(16)
Chief Financial Officer
-----------------------------------------------------------------------------------------------------------
R. D. Iseman(17)                       2003      $285,000           $          0(1)        $      0
Former Vice President                  2002      $264,000           $          0           $      0
                                       2001      $242,000           $          0           $      0
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                   Long-Term Compensation
-----------------------------------------------------------------------------------------------------------
                                              Awards                      Payouts
-----------------------------------------------------------------------------------------------------------
                                                      Securities                                All
                                   Restricted         Underlying         Long-term             Other
          Name and                   Stock             Options/          Incentive            Compen-
         Principal                   Awards              SARs             Payouts             sation
          Position                     ($)               (#)                ($)                 ($)
-----------------------------------------------------------------------------------------------------------
R. J. Milchovich                    $     0(1a)         0(1a)              $     0         $2,716,000(3)
Chairman, President & CEO           $     0           1,000,000            $     0         $  912,689(5)
                                    $     0           1,300,000            $     0         $        0
-----------------------------------------------------------------------------------------------------------
B.H. Cherry  President & CEO        $     0(7a)         100,000(7a)        $     0         $    9,000(7)
of Foster Wheeler North             $     0             255,000            $     0         $        0
America Corp.
-----------------------------------------------------------------------------------------------------------
T.R. O'Brien                        $     0                0               $     0         $  472,415(9)
Former General Counsel &            $     0             165,875            $     0         $    5,500(10)
Senior Vice President               $     0              15,000            $     0         $    5,100(10)
-----------------------------------------------------------------------------------------------------------
S.I. Weinstein                      $      0               0               $     0         $  701,315(11)
Former Deputy General               $      0            142,180            $     0         $    5,500(10)
Counsel & Vice                      $      0              5,000            $     0         $    5,100(10)
President
-----------------------------------------------------------------------------------------------------------
B. K. Ferraioli                     $     0(11b)            0(11a)         $     0         $   63,900(12)
Vice President & Controller;        $     0              16,842            $     0         $    5,027(10)
Acting Chief                        $     0               3,000            $     0         $    4,560(10)
Financial Officer for a
portion of 2003
-----------------------------------------------------------------------------------------------------------
J. T. Doyle(13)                     $     0                 0              $     0         $  441,588(14)
Former Senior Vice President &      $     0             300,000            $     0         $    4,000(10)
Chief Financial Officer
-----------------------------------------------------------------------------------------------------------
R. D. Iseman(17)                    $     0                 0              $     0         $  586,663(18)
Former Vice President               $     0             142,180            $     0         $    5,500(10)
                                    $     0               7,500            $     0         $    5,100(10)
-----------------------------------------------------------------------------------------------------------

-----------------

(1) Only $524,160 of this bonus has been paid to date. As discussed under "Report of the Compensation Committee on Executive Compensation" beginning on page _____, in January 2004, the Compensation Committee and the board of directors approved a pool of bonus compensation to a group of corporate center employees, from which the employees will be paid a bonus which is contingent upon the occurrence of certain events. These bonuses relate to performance in 2003. One-third of the bonus was to be paid upon completion of the exchange offer. Mr. Milchovich received this one-third portion ($524,160) on September 29, 2004. He will receive the remaining two-thirds portion only if the Company attains two consecutive fiscal quarters of positive earnings. Other corporate officers also received bonus awards.

(1a) On September 29, 2004 the Compensation Committee approved, subject to a required approval by the New Jersey Bureau of Securities, an award to Mr. Milchovich of 15,484,453 restricted common shares pursuant to the Foster Wheeler Ltd. Management Restricted Stock Plan, and nonstatutory stock options to acquire 17,715.58 preferred shares pursuant to the Foster Wheeler Ltd. 2004 Stock Option Plan. The required approval was obtained on October 6, 2004.

(2) In accordance with Mr. Milchovich's Employment Agreement with the Company, he received the following grossed-up payments: (i) $37,022 for country club membership fees and dues, and (ii) $6,390 for reimbursement of legal fees in connection with his employment contract. Personal use of a Company vehicle was $15,610. He also received reimbursement of $2,800 for telecommunications for business use in his home. The Company pays an annual premium of $1,108 for an $800,000 life insurance policy for the benefit of Mr. Milchovich's beneficiaries as long as Mr. Milchovich is an employee of the Company. Mr. Milchovich will receive any cash surrender value under the policy.

(3) On March 25, 2003, Mr. Milchovich received $293,600 from the Company as the first payment pursuant to a retention award granted by the board of directors on February 28, 2003 to encourage a group of twenty four highly performing employees to remain with the Company. On January 6, 2004, he received the second part of the award in the amount of $681,400, which was contingent upon him being an employee of the Company on December 31, 2003. Also, pursuant to an amendment to Mr. Milchovich's Employment Agreement dated January 22, 2003, as further described under "Employment Agreements and Termination of Employment and Change-in-Control Arrangements" on page ____, Mr. Milchovich was permitted to draw down $1,082,500 ($756,385.89, net of taxes) under a Letter of Credit which the Company previously provided to him in connection with his Employment Agreement to secure the retirement benefit he would have received at the end of the five-year term if he had remained with his previous employer, and beginning on April 23, 2003 began receiving, on a quarterly basis, lump sum payments in the amount of $216,500, less applicable withholding taxes, to be paid to him until the total obligation of the Company ($3,247,500) is paid. He received a total $649,500 gross quarterly payments in 2003. The Company made a $9,000 match on Mr. Milchovich's employee 401(k) contribution.

(4) In accordance with Mr. Milchovich's Employment Agreement with the Company, he received the following grossed-up payments: (i) $125,513 for relocation expenses and temporary living expenses, and (ii) $32,323 for country club membership fees and dues, and (iii) $2,800 for financial planning. Personal use of a Company vehicle was $12,339. He also received reimbursement of $2,395 for telecommunications for business use in his home.

(5) Mr. Milchovich received reimbursement for the following: (i) $5,271 grossed-up for estate planning services, and (ii) $26,242 grossed-up for one-time legal fees associated with his commencement of employment with the Company. The Company paid $72,968 on his behalf for relocation shipping expenses. The Company pays an annual premium of $1,108 for an $800,000 life insurance policy for the benefit of Mr. Milchovich's beneficiaries for as long as Mr. Milchovich is an employee of the Company. Mr. Milchovich will receive any cash surrender value under the policy. The Company also made certain payments to Mr. Milchovich relating to his home in Houston, Texas, including $119,600 for carrying costs and $682,000 for equity advances. The Company made a $5,500 match on Mr. Milchovich's employee 401(k) contribution.

(6) Mr. Milchovich became an executive officer of the Company on October 22, 2001. His bonus was in accordance with his employment agreement as set forth under "Employment Agreements and Termination of Employment and Change-in-Control Arrangements" on page ____.

(7) In accordance with Mr. Cherry's Employment Agreement with the Company, he received the following grossed up payments in connection with his relocation to New Jersey: (i) $113,764 for temporary living expenses, and (ii) $46,102 for travel expenses. The Company incurred the cost of $6,542 on his behalf for shipment of household goods. He also received personal use of a Company vehicle in the amount of $16,277.

(7a) On September 29, 2004 the Compensation Committee approved, subject to a required approval by the New Jersey Bureau of Securities, an award to Mr. Cherry of 4,645,336 restricted common shares pursuant to the Foster Wheeler Ltd. Management Restricted Stock Plan, and nonstatutory stock options to acquire 5,314.67 preferred shares pursuant to the Foster Wheeler Ltd. 2004 Stock Option Plan. The required approval was obtained on October 6, 2004.

(8) Mr. Cherry joined Foster Wheeler Power Group, Inc., now known as Foster Wheeler North America Corp., on November 4, 2002 and received a $500,000 signing bonus on October 10, 2002.

(9) Mr. O'Brien's employment with the Company terminated effective January 1, 2004. On March 25, 2003, Mr. O'Brien received $29,600 from the Company as the first payment pursuant to a retention award granted by the board of directors on February 28, 2003 to encourage a group of twenty four highly performing employees to remain with the Company. On January 6, 2004, he received the second part of the award in the amount of $68,700, which was contingent upon him being an employee of the Company on December 31, 2003. The Company paid taxes in the amount of $365,115 on Mr. O'Brien's behalf in connection with the establishment of the Letter of Credit which backs up the Company's obligations to pay the total value of SERP Benefits as described under "Defined Benefit Plans." The Company also made a $9,000 match on Mr. O'Brien's employee 40l (k) contribution.

(10)     Company match on 401(k) contribution.

(11) Mr. Weinstein's employment with the Company terminated effective October 30, 2004. On March 25, 2003, Mr. Weinstein received $50,900 from the Company as the first payment pursuant to a retention award granted by the board of directors on February 28, 2003 to encourage a group of twenty four highly performing employees to remain with the Company. On January 6, 2004, he received the second part of the award in the amount of $117,900, which was contingent upon him being an employee of the Company on December 31, 2003. The Company paid taxes in the amount of $523,515 on Mr. Weinstein's behalf in connection with the establishment of the Letter of Credit which backs up the Company's obligations to pay the total value of SERP Benefits as described under "Defined Benefit Plans." The Company also made a $9,000 match on Mr. Weinstein's employee 401(k) contribution.

(11a) Only $66,000 of this bonus has been paid to date. As discussed under "Report of the Compensation Committee on Executive Compensation" beginning on page _____, in January 2004, the Compensation Committee and the board of directors approved a pool of bonus compensation to a group of corporate center employees, from which the employees will be paid a bonus which is contingent upon the occurrence of certain events. These bonuses relate to performance in 2003. One-third of the bonus was to be paid upon completion of the exchange offer. Mr. Ferraioli received this one-third portion ($66,000) on September 29, 2004. He will receive the remaining two-thirds portion only if the Company attains two consecutive fiscal quarters of positive earnings. Other corporate officers also received bonus awards.

(11b) On September 29, 2004 the Compensation Committee approved, subject to a required approval by the New Jersey Bureau of Securities, an award to Mr. Ferraioli of 635,895 restricted common shares pursuant to the Foster Wheeler Ltd. Management Restricted Stock Plan, and nonstatutory stock options to acquire 727.52 preferred shares pursuant to the Foster Wheeler Ltd. 2004 Stock Option Plan. The required approval was obtained on October 6, 2004.

(12) On March 25, 2003, Mr. Ferraioli received $16,600 from the Company as the first payment pursuant to a retention award granted by the board of directors on February 28, 2003 to encourage a group of twenty four highly performing employees to remain with the Company. On January 6, 2004, he received the second part of the award in the amount of $38,300, which was contingent upon him being an employee of the Company on December 31, 2003. The Company also made a $9,000 match on Mr. Ferraioli's employee 40l (k) contribution. Mr. Ferraioli ceased serving as Acting Chief Financial Officer on April 14, 2004.

(13) During part of fiscal 2003, Mr. Doyle was Senior Vice President and Chief Financial Officer. He left the Company effective May 4, 2003, pursuant to the terms of his Separation Agreement, further described under "Employment Agreements and Termination of Employment and Change-in-Control Arrangements." Mr. Doyle has been retained a consultant by the Company's subsidiary, Foster Wheeler Inc., pursuant to an agreement dated April 27, 2004.

(14) On March 25, 2003, Mr. Doyle received $27,900 from the Company as the first payment pursuant to a retention award granted by the board of directors on February 28, 2003 to encourage a group of twenty four highly performing employees to remain with the Company. Mr. Doyle had grossed up temporary living expenses of $29,277 included as compensation to him as part of his employment agreement. The Company also made a $9,000 match on Mr. Doyle's employee 40l(k) contribution. Under his Separation Agreement, Mr. Doyle received the following payments: $298,043 for post termination wages (severance), $64,700 in accordance with the second payment under the retention award, and $12,668 for unused and accrued vacation.

(15) Mr. Doyle joined the Company on July 15, 2002, and received a $100,000 signing bonus on July 16, 2002.

(16) In accordance with his Employment Agreement, Mr. Doyle received the following grossed-up payments: (i) reimbursement for financial planning and estate planning services ($8,473) and (ii) temporary living expenses ($39,291).

(17) During part of fiscal 2003, Mr. Iseman was Vice President. He left the Company effective December 14, 2003, pursuant to the terms of his Separation Agreement, further described under "Employment Agreements and Termination of Employment and Change-in-Control Arrangements" on page ____.

(18) On March 25, 2003, Mr. Iseman received $29,200 from the Company as the first payment pursuant to a retention award granted by the board of directors on February 28, 2003 to encourage a group of twenty four highly performing employees to remain with the Company. The Company paid taxes in the amount of $404,582 on Mr. Iseman's behalf in connection with the establishment of the Letter of Credit which backs up the Company's obligations to pay the total value of SERP Benefits as described under the section titled "Defined Benefit Plans." The Company also made a $9,000 match on Mr. Iseman's 40l(k) contribution. Under his Separation Agreement, Mr. Iseman received the following payments:
         $15,000 for post termination wages (severance), $67,500 for the second installment of the Retention Award, $20,341 for unused and accrued vacation, $41,040 for payment under the Survivor Income Plan.

         John La Duc became Executive Vice President and Chief Financial Officer of the Company on April 14, 2004. On September 29, 2004 the Compensation Committee approved, subject to a required approval by the New Jersey Bureau of Securities, an award to Mr. La Duc of 2,090,401 restricted stock units pursuant to the Foster Wheeler Ltd. Management Restricted Stock Plan, and nonstatutory stock options to acquire 2,391.60 preferred shares pursuant to the Foster Wheeler Ltd. 2004 Stock Option Plan. The required approval was obtained on October 6, 2004.

OPTIONS GRANTED

         Following is a table dealing with stock option grants which were made to employees during the last completed fiscal year. Mr. Cherry's options were granted on December 23, 2003 and were priced at the fair market value on the first anniversary of the effective date pursuant to his Employment Agreement and expire ten years from the date of the grant. Mr. Cherry's options vest in quarterly increments with one-fourth of the options becoming exercisable after one year, one-half become exercisable after two years, three-fourths after three years, and all of the options become exercisable after four years.

---------------------------------------------------------------------------------------------------------------
                        Number of        % of Total
                        Securities        Options
                        Underlying       Granted to       Exercise or                         Grant Date
                         Options        Employees in       Base Price       Expiration      Present Value (1)
       Name            Granted (#)      Fiscal Year        ($/Share)           Date              ($)
---------------------------------------------------------------------------------------------------------------
R.J. Milchovich               0              0%                 -             -                $   0
---------------------------------------------------------------------------------------------------------------
B.H. Cherry              100,000           85.4%              $1.205       12/23/2013          $85,000
---------------------------------------------------------------------------------------------------------------
T.R. O'Brien*               0                0%                 -             -                $   0
---------------------------------------------------------------------------------------------------------------
S.I. Weinstein*             0                0%                 -             -                $   0
---------------------------------------------------------------------------------------------------------------
B.K. Ferraioli              0                0%                 -             -                $   0
---------------------------------------------------------------------------------------------------------------
J. T. Doyle*                0                0%                 -             -                $   0
---------------------------------------------------------------------------------------------------------------
R.D. Iseman*                0                0%                 -             -                $   0
---------------------------------------------------------------------------------------------------------------

-----------

*     Is no longer with the Company.

     1. Based on the Black-Scholes options pricing model, using the following assumptions: (i) the option exercise price as shown in the table is the average of the high and low price of the shares on the date that the option was issued, (ii) the dividend yield of the shares was based upon the payout per share divided by the share price on the date the option was issued, (iii) the expected term of the options is five years from the date of issue, (iv) the risk free rate of return for each option was determined as the interest rate on the date that the option was issued, on Treasury securities with a maturity equal to the expected term of the option, and (v) the expected volatility of the shares was calculated empirically for each option using weekly Foster Wheeler share pricing data for the 5 years immediately preceding the date that the option was issued. The values shown are theoretical and do not necessarily reflect the actual values the recipients may eventually realize. Any actual value to the officer or other employee will depend on the extent to which market value of the Company's common shares at a future date exceeds the exercise price.

AGGREGATE OPTION EXERCISES

         The following table sets forth, for the named individuals, the number of shares of Foster Wheeler common shares acquired upon option exercise during 2003, the value realized (spread between the market price on the date of exercise and the option price) as a result of such option exercises, and the number and value of unexercised options (both exercisable and unexercisable) as of December 26, 2003.

                                                                                      VALUE OF
                                                         NUMBER OF SECURITIES        UNEXERCISED
                                                        UNDERLYING UNEXERCISED       IN-THE-MONEY
                                                              OPTIONS AT              OPTIONS AT
                                                         DECEMBER 26, 2003 (#)     DECEMBER 26, 2003
                                                                                           ($)
                             SHARES           VALUE
                           ACQUIRED ON      REALIZED         EXERCISABLE/              EXERCISABLE/
        NAME               EXERCISE (#)        ($)           UNEXERCISABLE            UNEXERCISABLE

R. J. Milchovich                0               0          853,344/1,446,656              $0/$0
B. H. Cherry                    0               0           51,000/304,000                $0/$0
T. R. O'Brien*                  0               0           151,959/130,583               $0/$0
R. D. Iseman*                   0               0              207,180/0                  $0/$0
B. K. Ferraioli                 0               0            10,614/11,228                $0/$0
S. I. Weinstein*                0               0            66,393/94,787                $0/$0
J. T. Doyle*                    0               0                 0/0                     $0/$0

--------------

*        Is no longer with the Company.

LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

         No long-term incentive cash awards were granted by the Company for the fiscal year 2003. Payments made under the long-term incentive portion of the Company's former executive compensation plan for prior years are reported in the Summary Compensation Table in the year of payout, if any. Presently, there is no plan which provides for long-term incentive awards.

DEFINED BENEFIT PLANS

         The Company maintains a qualified non-contributory final average pay defined benefit Pension Plan for covered employees of the Company. On May 31, 2003, the Pension Plan was frozen and no further service or benefit accruals will occur. Annual payments under the Pension Plan will be made based on years of service as of May 31, 2003. Because annual payouts under the Pension Plan can be determined at this time with respect to each named executive officer, and because the Pension Plan payouts for other employees will not depend upon years of service at retirement, we have provided the information below. The following chart indicates the frozen service and annual qualified Pension Benefit on a Life Annuity basis, payable at normal retirement age of 65 for the officers listed.

                                         YEARS OF SERVICE USED TO CALCULATE
     OFFICER                                       PENSION PAYMENTS             ANNUAL PENSION PAYMENT
     -------                                       ----------------             ----------------------
Raymond J. Milchovich                    Please see the pension benefit provided to Mr. Milchovich
                                         under "Employment Agreements" on page ____.
Bernard H. Cherry                        No Pensionable Service or Benefit
Thomas R. O'Brien*                       9 1/2 years                            $22,800
Steven I. Weinstein*                     26 years                               $76,925
Brian K. Ferraioli                       24 years                               $49,606
Joseph T. Doyle*                         No Pensionable Service or Benefit
Robert D. Iseman*                        15 years                               $36,000

--------------

*        Is no longer with the Company.

         In addition to the qualified Pension Plan, the Company maintained a non-qualified Supplemental Employee Retirement Plan ("SERP") for benefit accruals based upon compensation in excess of IRS limits. Letters of Credit ("LCs") were issued in April 2003 to certain officers of the Corporation, including T. R. O'Brien, R. D. Iseman, and S. I. Weinstein, for the present value of this SERP entitlement, net of income tax withholding. The gross SERP entitlement, income tax withholding and net LC, respectively, for these three officers were $814,745, $365,115 and $449,630 for Mr. O'Brien; $901,451,
$404,582 and $496,869 for Mr. Iseman and $1,168,911, $523,515, and $645, 396 for
Mr. Weinstein. Mr. O'Brien and Mr. Iseman drew down their LCs in January 2004. Mr. Weinstein's LC will become available upon termination of employment. SERP Benefits for all other active employees whose benefits did not exceed $100,000 were settled by payment of an immediate lump sum amount based upon a present value of the accrued SERP benefit.



EMPLOYMENT AGREEMENTS

RAYMOND J. MILCHOVICH EMPLOYMENT AGREEMENT

         Mr. Milchovich entered into an employment agreement with the Company effective October 22, 2001 which expires on October 21, 2006. Mr. Milchovich serves as Chairman, President and Chief Executive Officer of the Company. Mr. Milchovich's current base salary is $873,600. Pursuant to terms of the agreement, his salary is reviewed on each anniversary date with increases on such date or other agreed date to be not less than the average increase for the Company's salaried workforce.

         Mr. Milchovich's agreement establishes an annual target bonus equal to 80% of base salary which will be payable should the Company achieve 100% of target objectives which are approved by the Compensation Committee of the board of directors. Based on reaching objectives relating to the maintenance of adequate domestic liquidity, restructuring the operating companies to provide performance that is acceptable and predictable, and restructuring the balance sheet to improve liquidity, reduce leverage and reduce cash interest expense, as agreed to by the Compensation Committee, he may receive an award of up to three times the aforementioned target.

         Under the terms of his employment agreement, Mr. Milchovich received an option to purchase 1,300,000 common shares of the Company. These were granted at an exercise price of $4.985 and vest 20% each year over the term of the agreement. Pursuant to an amendment to the agreement dated September 13, 2002, additional options that would have been granted to Mr. Milchovich on the first and second anniversaries of his employment were accelerated and granted September 24, 2002. The amended grant was for an option to purchase a number of shares such that the Black Scholes value of the option on the grant date equaled $5 million; provided that the number of shares was not less than 700,000 or more than 1,000,000. Based on the calculation, Mr. Milchovich received an option to purchase 1,000,000 common shares of the Company at an exercise price of $1.64. A portion of the option representing one-forty-eighth (1/48) of the number of shares represented by such option vested on the date of grant and on the first day of each successive month thereafter. The option exercise price is equal to the median of the high and low price of the Company's common shares on the grant date.

         Mr. Milchovich received a signing bonus in the amount of $500,000 on October 22, 2001. In the event he voluntarily terminated employment without "good" reason or was terminated by the Company for "cause" (both as defined in the agreement) prior to his first anniversary date, he would have been required to repay to the Company the after-tax amount of this payment.

         Mr. Milchovich's agreement provides that the Company will pay to Mr. Milchovich a retirement benefit equal to the projected retirement benefit he would have received at the end of the five-year term had he remained with his previous employer less any benefit he actually receives from his previous employer at termination therefrom. Under the agreement, the total obligation of the Company was limited to $4.333 million, which was supported by a Letter of Credit funded 50% upon the effective date of the agreement and in quarterly increments thereafter. Pursuant to an amendment to the agreement dated January 23, 2003, the Company terminated the Letter of Credit effective February 6, 2003. Prior to the termination of the Letter of Credit on February 6, 2003, Mr. Milchovich drew under such Letter of Credit a single lump sum payment of $756,385.89, which represented the retirement benefit earned to date, less all applicable withholding taxes by the Company. Beginning on April 21, 2003, and on the twenty-first day of each calendar quarter, Mr. Milchovich is entitled to receive a lump sum payment of $216,500 less applicable withholding taxes. Under the amended agreement, the total obligation of the Company is limited to $3,247,500. The benefit is vested and payable to Mr. Milchovich upon termination of employment by the Company without cause, or upon termination of employment by Mr. Milchovich for good reason or because of death or disability. The Company's obligation will be supported by an irrevocable direct pay letter of credit made in quarterly increments.

         Upon termination of employment by the Company without cause, by Mr. Milchovich for good reason, or because of death or disability, Mr. Milchovich is entitled to receive a single lump sum payment of the unpaid balance of the Company's obligation under the amended agreement and may immediately draw upon the letter of credit for the quarterly installment payment then due. In the event Mr. Milchovich separates from employment before the fifth anniversary of the date of this agreement, Mr. Milchovich's employment is terminated with cause or Mr. Milchovich terminates his employment without good reason, Mr. Milchovich would be required to promptly repay the gross amount of the payments made to him in a single lump sum payment.

         The agreement provides that in the event of termination during the term by the Company without cause or by the executive for good reason or by virtue of the executive's death or by virtue of continuing disability, the Company will continue payments on a monthly basis for 24 months in an amount equal to the base salary plus the target bonus opportunity. In the case of disability such payments would be offset by any insurance payments that may be due. Further, any granted but unexercised stock options shall become vested and exercisable for the period commencing the date of termination through the second anniversary thereof.

         If he is terminated without cause during the 30 days commencing twelve months after a Change of Control, as defined in the agreement, Mr. Milchovich shall be entitled to a lump sum payment equal to three years' salary plus target bonus, continuation of health and welfare benefits plus perquisites for a three-year period, vesting of any granted but unexercised stock options with such options remaining exercisable through the second anniversary of termination, the payment for executive outplacement services, and a "gross up" payment to reimburse the executive for any excise tax which may be imposed as a result of such payment.

         The Company and Mr. Milchovich executed an amendment to the employment agreement in July 2004, which provided that the exchange offer would not be deemed a Change of Control for purposes of provisions relating to a termination of his employment for any reason during the 30-days following the twelve month anniversary of a Change of Control. The exchange offer is described under "Background of the Proposal for the Special Common Share Meeting and Proposals 7, 8 and 9 for the Annual Meeting."

         Finally, the agreement provided for Mr. Milchovich to receive relocation assistance to the New Jersey area including an equity buyout related to his home so as to expedite the relocation process.

EMPLOYMENT AGREEMENT FOR BERNARD H. CHERRY

         Mr. Cherry entered into an employment agreement with the Company effective September 23, 2002, which expires upon the occurrence of his death, physical or mental disability or notice of termination for cause. Mr. Cherry will serve as President and Chief Executive Officer of Foster Wheeler Power Group, Inc. Pursuant to the terms of the agreement, Mr. Cherry is entitled to a base salary of $450,000 to be reviewed by the Company on each anniversary date or other appropriate date when the salaries of executives at the executive's level are normally reviewed.

         Under the terms of the agreement, Mr. Cherry received an option to purchase 255,000 common shares of the Company on November 4, 2002. One-fifth of these options become exercisable after one year, two-fifths become exercisable after two years, three-fifths after three years, four-fifths after four years and all of the options are exercisable after five years from the date of grant. The exercise price is equal to the mean of the high and low price of the common shares on the New York Stock Exchange on the date of grant. In addition, Mr. Cherry received an option to purchase 100,000 shares on December 23, 2003, priced at the fair market value on the first anniversary of the effective date pursuant to his employment agreement. Mr. Cherry's option vests in quarterly increments with one-fourth of the option exercisable after one year, one-half exercisable after two years, three-fourths exercisable after three years, and all of the options exercisable after four years from the date of grant. Both of the above options expire ten years from the date of the grant.

         Mr. Cherry received a signing bonus in the amount of $500,000 on October 10, 2002. In the event he were to voluntarily terminate employment without "good" reason or be terminated by the Company for "cause" (both as defined in the agreement) prior to his first anniversary date, he would repay to the Company the after-tax amount of this payment.

         Mr. Cherry is entitled to receive certain perquisites, including a Company automobile, annual financial planning services, reimbursement on a one-term basis for legal expenses associated with estate planning, a facsimile machine at his home and an annual physical examination.

         The agreement provides that in the event of any termination of Mr. Cherry's employment, Mr. Cherry will be entitled to receive the following amounts: (a) Mr. Cherry's annual base salary through the date of termination,
(b) a balance of any earned but as yet unpaid annual bonus, (c) accrued but unpaid vacation pay, (d) any vested but not forfeited benefits to the date of termination under the employee benefit plans, (e) vested stock options, and (f) continuation of certain employee benefits.

         In addition, the agreement provides that in the event of termination of employment during the term by the Company without cause or by Mr. Cherry for good reason, the Company will continue payments on a monthly basis for twenty-four months in an amount equal to the base salary at the rate in effect on the date of termination plus the target bonus opportunity under the Company's annual incentive program and payable at the time the Company pays bonuses to other participants in such program. Further, in the event of termination of employment by the Company without cause or by Mr. Cherry for good reason within one year of the termination or retirement of the chairman of the board of directors who is chairman on the effective date, any granted but unexercised stock options shall become vested and exercisable for the period of two years commencing the date of termination.

         The agreement provided for Mr. Cherry to receive relocation assistance to the New Jersey area.

EMPLOYMENT AGREEMENT FOR BRIAN K. FERRAIOLI

         Mr. Ferraioli entered into an employment agreement with the Company effective December 1, 2003, which expires upon the occurrence of his death, physical or mental disability or notice of termination for cause. The term of employment under the agreement is from the date of execution until November 30, 2006 unless the agreement is earlier terminated for any of the foregoing reasons. Mr. Ferraioli serves as Vice President and Corporate Controller of the Company. Pursuant to the terms of the agreement, Mr. Ferraioli is entitled to a base salary of $220,000 to be reviewed by the Company on each anniversary date or other appropriate date when the salaries of executives at the executive's level are normally reviewed.

         The agreement provides that in the event of any termination of Mr. Ferraioli's employment, he will be entitled to receive the following amounts:
(a) annual base salary through the date of termination, (b) a balance of any earned but as yet unpaid annual bonus, (c) accrued but unpaid vacation pay, (d) any vested but not forfeited benefits to the date of termination under the Company's employee benefit plans and (e) continuation of certain employee benefits pursuant to the terms of the Company's employee benefit plans.

         The agreement provides that in the event of termination of employment during the term by the Company without cause, or by Mr. Ferraioli for good reason, the Company will, in addition to paying the above amounts, (a) continue payments on a monthly basis for twenty-four months in an amount equal to the base salary at the rate in effect on the date of termination, (b) continue to provide health and welfare benefit plan coverage for two years, (c) remove any transfer restrictions from Mr. Ferraioli's shares of the Company's capital stock, except as prohibited by law, (d) cause all stock options to become fully vested, (e) continue to provide access to any company vehicle that Mr. Ferraioli was entitled to during employment for a maximum of 12 weeks, and (f) provide career transition assistance.

EMPLOYMENT AGREEMENTS FOR STEVEN I. WEINSTEIN AND THOMAS R. O'BRIEN

         Mr. Weinstein entered into an employment agreement with the Company effective September 10, 2002, which expired upon the occurrence of death, physical or mental disability or notice of termination for cause. Mr. Weinstein's employment with the Company terminated effective October 30, 2004. Mr. Weinstein served as Deputy General Counsel and Vice President of the Company. Pursuant to the terms of the agreement, Mr. Weinstein was entitled to a base salary of $275,000 to be reviewed on each anniversary date or other appropriate date when the salaries of executives at the executive's level are normally reviewed. Mr. Weinstein was eligible to participate in the Company's annual incentive program and was eligible for annual stock option grants.

         Mr. O'Brien entered into an employment agreement with the Company effective September 10, 2002, which expires upon the occurrence of death, physical or mental disability or notice of termination for cause. Mr. O'Brien served as General Counsel and Senior Vice President of the Company until his retirement, effective January 1, 2004. Pursuant to the terms of the agreement, Mr. O'Brien was entitled to a base salary of $338,000 to be reviewed on each anniversary date or other appropriate date when the salaries of executives at the executive's level are normally reviewed. Mr. O'Brien was eligible to participate in the Company's annual incentive program and was eligible for annual stock option grants.

         Mr. Weinstein's and Mr. O'Brien's agreements each provided that in the event of any termination of employment, the executive will be entitled to receive the following amounts: (a) annual base salary through the date of termination, (b) a balance of any awarded but as yet unpaid annual bonus, (c) accrued but unused vacation pay, (d) any vested but not forfeited benefits to the date of termination under the employee benefit plans, and (e) benefit continuation provided for in the Company's employee benefit plans.

         In addition, each agreement provided that in the event of termination during the term by the Company without cause or by the executive for good reason (both as defined in the employment agreement), the Company will also provide to the executive (a) the base salary at the rate in effect on the date of termination payable on a monthly basis for twenty-four months, (b) the target bonus opportunity under the Company's annual incentive program and payable at the time the Company pays bonuses to other participants in such program, (c) two additional years of age and service to be credited under the Company's pension plan and supplemental pension plan, (d) continued employee health and welfare benefit plan coverage for two years, (e) removal of all restrictions from restricted stock, (f) vesting of stock options and (g) outplacement services. These provisions were triggered for Mr. Weinstein, who was terminated without cause. These provisions were not triggered for Mr. O'Brien, who retired.

CHANGE-IN-CONTROL ARRANGEMENTS

         The Company has entered into change of control employment agreements (the "Agreements") with Messrs. Steven I. Weinstein, Bernard Cherry and Brian K. Ferraioli. The Agreement with Mr. Weinstein was entered into on September 10, 2002. The Agreement with Mr. Cherry was entered into on November 4, 2002. The agreement with Mr. Ferraioli was entered into on December 1, 2003. The Agreements provide that if, within three years of a "change of control", as defined in the Agreements, Foster Wheeler Inc. terminates an Executive's employment other than for "cause" (defined as failure to perform the Executive's duties or engaging in illegal or gross misconduct) or disability or if the Executive terminates employment for "good reason," (defined as diminution of duties or responsibilities, Foster Wheeler Inc.'s failure to compensate the Executive, a change in workplace, Foster Wheeler Inc.'s purported termination of the Agreements or failure to comply with the Agreements), the Executive will be entitled to receive a lump sum cash payment of the following amounts: (a) the Executive's base salary through the date of termination, plus (b) a proportionate annual bonus, plus (c) unpaid deferred compensation and vacation pay. Messrs. Weinstein, Cherry and Ferraioli will also be entitled to receive a lump sum cash payment of three times the sum of the Executive's base salary and the highest annual bonus. Mr. Weinstein, was terminated without cause.

         The Agreements also provide for a five-year continuation of certain employee welfare benefits and a lump sum payment equal to the actuarial value of the service credit under Foster Wheeler Inc.'s qualified and (in the case of Mr. Weinstein) supplemental retirement plans the Executive would have received if the Executive had remained employed for three years after the date of the Executive's termination. Foster Wheeler Inc. will also provide the Executive with outplacement services. Finally, the Executive may tender restricted stock (whether vested or not) in exchange for cash. However, if any payments to the Executive, whether under the Agreements or otherwise, would be subject to the "golden parachute" excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, Foster Wheeler Inc. will make an additional payment to put the Executive in the same after-tax position as if no excise tax had been imposed. Any legal fees and expenses arising in connection with any dispute under the Agreements will be paid by Foster Wheeler Inc. In addition, these Agreements also provide that after termination of employment with the Company, the Executives will not, without the prior written consent of the Company, disclose any secret or confidential information, knowledge or data relating to the Company to anyone other than the Company and persons designated by the Company.

         Under the 1995 Stock Option Plan of Foster Wheeler Inc., the Executive has the right to surrender his or her option to Foster Wheeler Inc. and receive, in cash, the difference between the fair market value of the shares covered by the option and the exercise price of the option.

SEPARATION AGREEMENTS

         Mr. Iseman entered into an employment agreement with the Company effective September 10, 2002, which expires upon the occurrence of death, physical or mental disability or notice of termination for cause. Mr. Iseman served as Vice President of the Company until November 14, 2003, at which time he was terminated without cause under the terms of his employment agreement. Pursuant to the terms of the agreement, Mr. Iseman was entitled to a base salary of $300,000, commencing on September 10, 2002, to be reviewed on each anniversary date or other appropriate date when the salaries of executives at the executive's level are normally reviewed. Mr. Iseman was eligible to participate in the Company's annual incentive program and was eligible for annual stock option grants.

         Mr. Iseman's separation agreement dated November 14, 2003, provides that he is entitled to receive the following amounts: (a) annual base salary through November 14, 2003, (b) a balance of any awarded but as yet unpaid annual bonus, (c) accrued but unused vacation pay, (d) any vested but not forfeited benefits to the date of termination under the employee benefit plans, and (e) benefit continuation provided for in the Company's employee benefit plans. In addition, the agreement provides that, the Company will also provide to Mr. Iseman (a) the base salary at the rate in effect on the date of termination payable on a monthly basis for twenty-four months, (b) the target bonus opportunity under the Company's annual incentive program and payable at the time the Company pays bonuses to other participants in such program, (c) two additional years of age and service to be credited under the Company's pension plan and supplemental pension plan, (d) continued employee health and welfare benefit plan coverage for two years, (e) removal of all restrictions from restricted stock, (f) vesting of stock options and (g) outplacement services.

         Mr. Doyle entered into an employment agreement as the Company's Chief Financial Officer effective July 15, 2002. Pursuant to the terms of the agreement, Mr. Doyle was entitled to a base salary of $425,000 to be reviewed by the CEO on each anniversary date or other appropriate date when the salaries of executives at the executive's level are normally reviewed.

         Mr. Doyle's employment was terminated from the Company on May 4, 2003 without cause. Pursuant to a separation agreement dated April 4, 2003, Mr. Doyle is entitled to receive the following amounts: (a) annual base salary through May 4, 2003, (b) a balance of any earned but as yet unpaid annual bonus, (c) accrued but unpaid vacation pay, (d) any vested but not forfeited benefits to the date of termination under the employee benefit plans, and (e) continuation of certain employee benefits. In addition, the agreement provides that the Company will continue payments on a monthly basis for two years in an amount equal to the base salary, plus the target bonus opportunity under the Company's annual incentive program, plus continued employee benefits and perquisites.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The following directors serve on the Compensation Committee: Joseph J. Melone, Diane Creel, Roger L. Heffernan and James D. Woods.

         The following directors served on the Compensation Committee during the 2003 fiscal year: Messrs. Joseph J. Melone, Chairman, Eugene D. Atkinson, David
J. Farris (until his retirement on April 29, 2003), Ms. Martha Clark Goss and Mr. John E. Stuart.

         None of the members of the Compensation Committee are former or current officers or employees of Foster Wheeler or any of its subsidiaries.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Kenneth A. Hiltz served as Chief Financial Officer of Foster Wheeler Ltd. from April 7, 2003 until January 30, 2004 pursuant to an agreement between Foster Wheeler and AP Services, LLC, a subsidiary of AlixPartners to provide financial management and consulting services. Mr. Hiltz is also a principal with AlixPartners, LLC. Mr. Ryan J. Esko, an employee of AlixPartners, served as Treasurer of the Company from November 26, 2002 to January 30, 2004 pursuant to an agreement between Foster Wheeler and AP Services, LLC, a subsidiary of AlixPartners to also provide financial management services to the Company. The Company paid AlixPartners, LLC approximately $743,000 for Mr. Hiltz's services and $1,017,000 for Mr. Esko's services during 2003, and approximately $172,360 for Mr. Hiltz's services and $118,336 for Mr. Esko's services through September 2004 based upon the agreement terms. An additional $8,613,205 in 2003 and $2,522,340 through September 2004 was paid to AlixPartners for financial management and consulting services.

         Mr. Victor A. Hebert is an attorney with the law firm of Heller Ehrman White & McAuliffe LLP and served as a director of Foster Wheeler Ltd. during 2003 until his resignation in November 2003. The law firm of Heller Ehrman White & McAuliffe was appointed to serve as the Company's General Counsel in connection with the retirement of the Company's general counsel, Thomas R. O'Brien. Mr. Hebert on behalf of Heller Ehrman was selected to lead the Company's legal team and became an Assistant Secretary. The Company made payments to Heller Ehrman in the amount of $54,400 during 2003 and $687,241 through September 2004.

         Al-Rushaid Investment Company ("Representative") (owned by a person who has reported 10% ownership of the Company's common shares) and Foster Wheeler International Corporation ("Company"), a subsidiary of Foster Wheeler Ltd., entered into a Representation Agreement effective March 1, 2004. The Company appointed the Representative as its exclusive representative within the Kingdom of Saudi Arabia for work related to the Company's engineering and construction group. The agreement and the compensation to be paid was based on an arms-length negotiation. The amount paid to the Representative will be dependent on monies received for contracts performed in the Kingdom of Saudi Arabia over the term of the agreement. There were no amounts paid under this agreement through September 2004. Abdullah R. Al-Rushaid filed a Form 13G with the Securities and Exchange Commission on September 13, 2002 indicating beneficial ownership of 10% of the common shares of Foster Wheeler Ltd. The number of shares reported represents 3.15% of the number of common shares issued as of October 7, 2004.

         In connection with Mr. Milchovich's Employment Agreement, the Company agreed to reimburse Mr. Milchovich for relocation expenses so as to preclude any out-of-pocket expenses in connection with his move from Texas to New Jersey. This included a third-party buyout of his home in Texas, including equity based on the average of three independent appraisals. In accordance with that provision, the Company paid Mr. Milchovich $1,650,000 for the home on February 4, 2002 and sold the home to an independent third party on March 20, 2003 for $1,025,000.

                                PERFORMANCE GRAPH

         The following line graph compares the five-year cumulative total shareholder return of (i) Foster Wheeler Ltd. common shares, (ii) the S&P Small Cap 600 Index, and (iii) an industry peer group index that consists of several companies (the "Peer Group").

         In the preparation of the line graph, we used the following assumptions: (i) $100 was invested on December 24, 1998 in Foster Wheeler common shares, the S&P Small Cap 600 Index, and the Peer Group, (ii) dividends were reinvested, and (iii) the investment is weighted on the basis of market capitalization.

                            TOTAL SHAREHOLDER RETURN

              [Data below represents line chart in printed piece.]

                                                                  YEARS ENDING

                                    DEC. 98      DEC. 99      DEC. 00      DEC. 01      DEC. 02      DEC. 03
                                    -------      -------      -------      -------      -------      -------
Foster Wheeler ..............         100         70.20         43.26       38.93         10.23        9.32
S&P Small Cap 600(1) ........         100        117.05        130.86      140.58        118.86      164.83
Peer Group (2) ..............         100         84.54         86.47       96.07         87.67      135.64

--------

(1)      On January 16, 2002, the Company was removed from the S&P Small Cap 600
         Index.

(2) The following companies comprise the Peer Group: Fluor Corporation, Foster Wheeler Ltd., Jacobs Engineering Group Inc., Washington Group International, Inc. (formerly Morrison Knudsen), and McDermott International, Inc. On January 25, 2003, Washington Group International, Inc. emerged from Chapter 11 Bankruptcy protection and under the Plan of Reorganization Washington Group's old common stock (WNGXQ) was canceled and new common stock was issued and distributed to lenders and creditors in accordance with the Plan. This group consists of companies that were compiled by the Company in 1996 and have been used since that time.

         PROPOSALS OF SHAREHOLDERS FOR THE 2005 ANNUAL MEETING

         Under the bye-laws of Foster Wheeler, shareholders who wish to nominate persons for election to the board of directors must submit their nominations to the Company no later than August 3, 2005 to be considered at the 2005 Annual Meeting of Shareholders. SEC rules provide that if the Company changes the date of its 2005 annual meeting more than 30 days from the date of the 2004 annual meeting, this deadline will instead be a reasonable time before the Company begins to print and mail its proxy materials. Nominations must include certain information concerning the nominee and the proponent's ownership of common shares of Foster Wheeler. Nominations not meeting these requirements will not be entertained at the annual meeting. The Secretary of Foster Wheeler Ltd. should be contacted in writing at Perryville Corporate Park, Clinton, New Jersey 08809-4000 to submit a nomination or to obtain additional information as to the proper form of a nomination.

         If timely notice is not given of a shareholder proposal, then the proxies named on the proxy cards distributed by Foster Wheeler for the annual meeting may use the discretionary voting authority granted them by the proxy cards if the proposal is raised at the meeting, whether or not there is any discussion of the matter in the proxy statement.

         The board of directors is not aware of any matters that are expected to come before the annual meeting other than those referred to in this proxy statement. If other matters should properly come before the meeting, the persons named in the proxy intend to vote the proxies in accordance with their best judgment.

                                            By Order of the Board of Directors



                                            LISA FRIES GARDNER
_______________, 2004                       VICE PRESIDENT AND SECRETARY

                                                                         ANNEX A

                       TEXT OF AMENDMENTS TO THE BYE-LAWS

                            ANNUAL MEETING PROPOSAL 4

Replace bye-law 10(4), which reads as follows:

                  A Director must retire from the Board at the conclusion of the Director's term which follows his or her seventy second birthday.

with the following:

                  The Board of Directors shall establish a Director retirement age requirement.

                            ANNUAL MEETING PROPOSAL 5

Replace bye-law 10(5), which reads as follows:

                  Each Director shall be the owner of at least 100 Common Shares at the time of the Director's election to the Board and at least 1000 Common Shares by the third anniversary of such election.

with the following:

                   The Board of Directors shall establish a share ownership
                  policy for non-employee directors.

                            ANNUAL MEETING PROPOSAL 6

Replace the first sentence of bye-law 20, which reads as follows:

                  The remuneration (if any) of the Directors shall be determined, as the Board of Directors from time to time determine, by the Company in general meeting and shall be deemed to accrue from day to day.

with the following:

                  The remuneration (if any) of the Directors shall be determined by the Board of Directors from time to time.

     SHAREHOLDER RESOLUTIONS RELATING TO ANNUAL MEETING PROPOSALS 7, 8 AND 9

RESOLVED:

         PROPOSAL 7

         That subject to approval of resolution A. below by the holders of three-fourths of the issued common shares of the Company and effective on the date hereof, but subject to and following effectiveness of the resolutions set forth below under the headings "Proposal 8" and "Proposal 9":

         A. the 1,475,909,455 common shares of par value US$0.01 each in the capital of the Company be consolidated, on a 20:1 basis, into 73,795,472.75 common shares of par value US$0.20 each; and

         B. with effect immediately thereafter, the authorized share capital of the Company be reduced from US$14,774,094.55 divided into 73,795,472.75 common shares of par value US$0.20 each and 1,500,000 preferred shares of par value US$0.01 each, including 1,014,785 preferred shares designated as Series B Convertible Preferred Shares, to US$752,954.7275 divided into 73,795,472.75 common shares of par value US$0.01 each and 1,500,000 preferred shares of par value US$0.01 each, and that the paid up amount of US$0.19 in respect of each common share (as consolidated) issued as of the date hereof be added to the Company's contributed surplus account.

         PROPOSAL 8

         That effective upon the approval of Proposal 9, the authorized share capital of the Company be reduced from US$161,500,000 divided into 160,000,000 common shares of par value US$1.00 each and 1,500,000 preferred shares of par value US$1.00 each, including 1,014,785 preferred shares designated as Series B Convertible Preferred Shares, to US$1,615,000 divided into 160,000,000 common shares of par value US$0.01 each and 1,500,000 preferred shares of par value US$0.01 each, and that the paid up amount of US$0.99 cents in respect of each common share and each preferred share issued as of such effective date be added to the Company's contributed surplus account.

         PROPOSAL 9

         That effective immediately following the effectiveness of the resolution set forth in Proposal 8 above, the authorized capital of the Company be increased by US$13,159,094.55, from US$1,615,000 to US$14,774,094.55, by the creation of an additional 1,315,909,455 common shares of par value US$0.01 each, ranking pari passu with the existing common shares of the Company, such that the Company shall have a total of 1,475,909,455 common shares of par value US$0.01 each.

         SUMMARY OF PROPOSALS 7-9

         Following the approval and effectiveness of the resolutions set forth in Proposals 7-9 above, the authorized capital of the Company shall be US$752,954.7275 consisting of 73,795,472.75 common shares of par value US$0.01 each and 1,500,000 preferred shares of par value of US$0.01 each, including 1,014,785 preferred shares designated as Series B Convertible Preferred Shares.

      RESOLUTION RELATING TO SPECIAL GENERAL MEETING OF COMMON SHAREHOLDERS

         That subject to approval of the shareholders of the Company in general meeting and effective at the time specified in such approval, the 1,475,909,455 common shares of par value US$0.01 each in the capital of the Company be consolidated, on a 20:1 basis, into 73,795,472.75 common shares of par value US$0.20 each.

ANNEX B

                               FOSTER WHEELER LTD.

                             AUDIT COMMITTEE CHARTER

  ADOPTED BY THE BOARD OF DIRECTORS OF FOSTER WHEELER LTD. ON SEPTEMBER 2, 2004

PURPOSE

         The purpose of the Audit Committee (the "Committee") of the board of directors (the "Board") of Foster Wheeler Ltd. (the "Company") is (1) to assist the oversight by the Board of (a) the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, (b) the independent auditor's qualifications and independence, (c) the effectiveness of the Company's internal control over financial reporting and (d) the performance of the Company's internal audit function and independent auditors; and (2) to prepare the report of the Committee to be included in the Company's annual proxy statement. Notwithstanding the foregoing, the Committee's responsibilities are limited to oversight and the Committee is not responsible for determining whether the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles and applicable laws, rules and regulations or planning or conducting audits. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements as well as the Company's financial reporting process, accounting policies, internal audit function, and internal control over financial reporting.

COMPOSITION

         The Committee shall be composed of three or more directors, as determined by the Board on the recommendation of the Governance and Nominating Committee, each of whom shall be "independent", as that term is defined in
Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Rules and Regulations (the "Regulations") of the Securities and Exchange Commission (the "Commission") under the Exchange Act, and shall meet the independence and financial literacy requirements of the New York Stock Exchange. At least one member of the Committee shall be an "audit committee financial expert", as that term is defined in the Regulations, and shall have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

RESPONSIBILITIES

         The Committee is charged by the Board with the responsibility to:

1. Appoint and provide for the compensation of a "registered public accounting firm" (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company's independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the qualifications and performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the shareholders.

2. Obtain and review, at least annually, a report by the independent auditor describing (a) the independent auditor's internal quality-control procedures,
(b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the independent auditor, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company; ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor's independence in accordance with Independence Standards Board Standard No. 1; discuss such reports with the independent auditor; satisfy itself as to the independence of the independent auditor and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

3. Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

4. Instruct the independent auditor and the internal auditor to advise the Committee if there are any subjects that require special attention.

5. Instruct the independent auditor to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor, and other material written communication between the independent auditor and management, and discuss these matters with the independent auditor and management.

6. Meet with management and the independent auditor, together and separately, to discuss the annual financial statements, including disclosures made in management's discussion and analysis, and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including, but not limited to: any restrictions on the scope of the independent auditor's activities or on access to requested information and any significant disagreements with management; the adequacy of internal controls, including any special steps adopted in light of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting identified during the course of the annual audit, and the adequacy of disclosures about changes in internal control over financial reporting; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the Commission; the types of information to be disclosed and the type of presentation to be made in earnings releases, as well as financial information and earnings guidance; and the appropriateness of the presentation of any non-GAAP financial measures (as defined in the Regulations) included in any report filed with the Commission or in any public disclosure or release.

7. Review and discuss with management and the independent auditor management's report on internal control over financial reporting, and the independent auditor's audit of the effectiveness of the Company's internal control over financial reporting and its attestation report, prior to the filing of the Form 10-K.

8. Review the management letter delivered by the independent auditor in connection with the audit.

9. Following such review and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company's Annual Report on Form 10-K.

10. Meet at least quarterly with management and the independent auditor to discuss quarterly financial statements, including disclosures made in management's discussion and analysis, and approve, prior to the filing of the Form 10-Q.

11. Meet periodically (and no less frequently than once each year) in separate executive sessions with management, the internal auditor, and the independent auditor to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

12. Review the Company's earnings press releases prior to their release to the public. The chair of the Audit Committee or any "financial expert" on the Audit Committee may represent the entire Audit Committee for purposes of this revision.

13. Have such direct and independent interaction with members of management, including the Company's chief financial officer and chief accounting officer, as the Committee believes appropriate.

14. Set hiring policies for the hiring of employees or former employees of the independent auditor.

15. Discuss guidelines and policies with respect to risk assessment and risk management; discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

16. Review significant changes to the Company's accounting principles and practices proposed by management, the independent auditor, or the internal auditor, if any.

17. Discuss with the independent auditor and management, the internal audit department responsibilities, budget and staffing, and review the scope and results of internal audits.

18. Evaluate the performance of the internal auditor and, if so determined by the Committee, recommend to the Board of Directors the replacement of the internal auditor.

19. Obtain and review periodic reports on the internal auditor's significant recommendations to management and management's responses.

20. Conduct or authorize such inquiries into matters within the Committee's scope of responsibility as the Committee deems appropriate.

21. Provide minutes of Committee meetings to the Board, present to the Board the Committee's conclusions with respect to the qualifications, performance and independence of the independent auditor and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, its compliance with legal or regulatory requirements regarding financial statements, the performance of the independent auditor or the performance of the internal audit function.

22. At least annually, evaluate the performance of the Committee and report such evaluation to the Board and review and reassess this Charter and, if appropriate, recommend changes to the Board.

23. Prepare the Committee report required by the Regulations to be included in the Company's annual proxy statement.

24. Monitor the Company's Code of Business Conduct and Ethics and establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

25. Approve, in accordance with Sections 10A(h) and (i) of the Exchange Act, the Regulations and the Auditing Standards of the Public Company Accounting Oversight Board, all professional services, to be provided to the Company by its independent auditor, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

AUTHORITY

By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

1. Perform each of the responsibilities of the Committee described above.

2. Appoint a chair of the Committee, unless a chair is designated by the Board.

3. Engage and oversee independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities.

4. Cause the officers of the Company to provide such funding as the Committee shall determine to be appropriate for payment of compensation to the Company's independent auditor and any legal counsel or other advisers engaged by the Committee, and payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

                               FOSTER WHEELER LTD.
                               COMMON SHARES PROXY

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                       FOR
               THE SPECIAL GENERAL MEETING OF COMMON SHAREHOLDERS
                                       AND
          THE JOINT ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 29, 2004

         The undersigned hereby appoints Raymond J. Milchovich and Lisa Fries Gardner, each with power to act without the other and with full power of substitution, as proxies to represent and to vote, as indicated on the reverse side of this card, all common shares of Foster Wheeler Ltd. held of record in the name of the undersigned at (1) the special general meeting of common shareholders and (2) the joint annual and special general meeting of all shareholders, each to be held at the offices of Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey on November 29, 2004 or any postponements or adjournments thereof.

         The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no specific direction is given, the shares represented by this proxy will be voted to approve the proposals listed on the reverse side. Discretionary authority is hereby conferred on the Proxyholder as to all other matters that may come before the meeting or adjournments thereof.

ATTENTION: TWO PROXY CARDS ARE ATTACHED. WE ASK THAT YOU PLEASE COMPLETE, SIGN AND RETURN BOTH PROXY CARDS.


       (CONTINUED, AND TO BE MARKED, SIGNED AND DATED ON THE REVERSE SIDE)


--------------------------------------------------------------------------------
         ADDRESS CHANGE (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            o FOLD AND DETACH HERE o

                                ADMISSION TICKET


DIRECTIONS TO FOSTER WHEELER LTD.
PERRYVILLE CORPORATE PARK
CLINTON, NJ



FROM:

I-78 WEST: Take Route 78 West to Exit 12 (Jutland, Norton). Make a left off the exit ramp and go to the traffic light. Make a left at the light, over Route 78. Make a right at the first light (Frontage Road). Perryville Corporate Park is one half mile on the left. Use the second driveway on the left and follow the signs for annual meeting parking.

I-287 NORTH TO SOUTH: Follow Route 287 South to Exit 21B (Clinton) which will be Route 78 West. Follow the directions from I-78 West above.

I-287 SOUTH TO NORTH: Follow Route 287 North and follow the signs for I-78 West, then follow the directions from I-78 West above.


LIVINGSTON - FLORHAM PARK AREA: Take Route 24 West to the end (staying left) and follow signs for I-287 South-Somerville, then follow directions from Route I-287 North to South.

GARDEN STATE PARKWAY NORTH OR SOUTH: Take the Garden State Parkway to Exit 142. Follow the signs for I-78 West, then follow the directions from I-78 West above.


PHILLIPSBURG, ALLENTOWN AND EASTON: Take Route 22 East and go over the Phillipsburg Bridge, stay on Route 22 through Phillipsburg bearing right on Route 22 to I-78 East. Stay on I-78 East to Exit 11 (W. Portal, Pattenburg). Go straight through the traffic light at the end of the exit ramp. Bear left at fork. Perryville Corporate Park entrance is one half mile on the right. Use the first driveway on the right and follow the signs for annual meeting parking.


                         THIS TICKET IS NOT TRANSFERABLE

--------------------------------------------------------------------------------

                 SPECIAL GENERAL MEETING OF COMMON SHAREHOLDERS

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL           PLEASE
                                                                             MARK HERE
                                                                             FOR ADDRESS [ ]
                                                                             CHANGE
                                                                             SEE REVERSE SIDE
                           FOR   AGAINST     ABSTAIN
Proposal: Common share     [ ]     [ ]         [ ]         By checking the box to the right, I consent
consolidation                                              to future access of the annual report, proxy
                                                           statements, prospectuses and other               [ ]
                                                           communications electronically via the
                                                           Internet. I understand that the Company may
                                                           no longer distribute printed materials to me
                                                           for any future shareholder meeting until such
                                                           consent is revoked. I understand that I may
                                                           revoke my consent at any time by contacting
                                                           the transfer agent, Mellon Investor Services,
                                                           South Hackensack, NJ and that costs normally
                                                           associated with electronic access, such as
                                                           usage and telephone charges, will be my
                                                           responsibility. Please disregard if you have
                                                           previously provided your consent decision.

                                                                       PLEASE MARK THIS BOX IF YOU PLAN     [ ]
                                                                           TO ATTEND THE ANNUAL MEETING.


SIGNATURE __________________    SIGNATURE __________________      __________________  DATE   __________________

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ABOVE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS AN EXECUTOR, ADMINISTRATOR, PERSONAL REPRESENTATIVE, TRUSTEE, ETC., PLEASE GIVE FULL TITLE AS SUCH.

            JOINT ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 THROUGH 9.      PLEASE
                                                                             MARK HERE
                                                                             FOR ADDRESS [ ]
                                                                             CHANGE
                                                                             SEE REVERSE SIDE
                                                       WITHHOLD
Proposal 1. Election of three directors.               AUTHORITY
                                               FOR     for all       By checking the box to the right, I consent
Nominees: Eugene D. Atkinson                   [ ]       [ ]         to future access of the communications          [ ]
          Stephanie Hanbury-Brown                                    electronically via the annual report, proxy
          David M. Sloan                                             statements, prospectuses and other Internet.
                                                                     I understand that the Company may no longer
                                                                     distribute printed materials to me for any
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,            future shareholder meeting until such
MARK A LINE THROUGH THE NOMINEE'S NAME.                              consent is revoked. I understand that I may
                                                                     revoke my consent at any time by contacting
                                                                     the transfer agent, Mellon Investor
                                                                     Services, South Hackensack, NJ and that
                                                                     costs normally associated with electronic
                                                                     access, such as usage and telephone charges,
                                                                     will be my responsibility. Please disregard
                                                                     if you have previously provided your consent
                                                                     decision.


                                                                                 PLEASE MARK THIS BOX IF YOU PLAN     [ ]
                                                                                    TO ATTEND THE ANNUAL MEETING.
                                                    FOR      AGAINST     ABSTAIN
Proposal 2  Appointment of independent              [ ]        [ ]         [ ]
            auditors and authorization
            of their remuneration

Proposal 3. Equity awards to directors              [ ]        [ ]         [ ]
                                                                                   ----
Proposal 4. Bye-law amendment relating to director  [ ]        [ ]         [ ]         |
retirement age                                                                         |

Proposal 5. Bye-law amendment relating to director  [ ]        [ ]         [ ]
share ownership

Proposal 6. Bye-law amendment relating to director  [ ]        [ ]         [ ]
remuneration

Proposal 7. The reverse common share split          [ ]        [ ]         [ ]

Proposal 8. The par value reduction                 [ ]        [ ]         [ ]

Proposal 9. The share increase amendment            [ ]        [ ]         [ ]




SIGNATURE ________________________    SIGNATURE ________________________    DATE   __________________

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ABOVE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS AN EXECUTOR, ADMINISTRATOR, PERSONAL REPRESENTATIVE, TRUSTEE, ETC., PLEASE GIVE FULL TITLE AS SUCH.


--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

                          VOTE BY INTERNET OR TELEPHONE
                          24 HOURS A DAY, 7 DAYS A WEEK

VOTES WILL BE ACCEPTED VIA INTERNET AND TELEPHONE THROUGH 11:59 P.M. EASTERN TIME ON NOVEMBER 28, 2004.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
    IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

           INTERNET                                TELEPHONE
  http://www.eproxy.com/fwc                     1-800-435-6710                            MAIL
Access the above web site to      OR     Call from any touch-tone        OR     Mark, sign and date your
authorize the voting of your             telephone to authorize the             proxy card and return it in
shares. Have your proxy card             voting of your shares. Have            the enclosed postage-paid
in hand when you access the              your proxy card in hand when           envelope.
web site. You will be                    you call. You will be
prompted to enter your                   prompted to enter your
control number located in the            control number located in the
box below, then follow the               box below, and then follow
simple instructions.                     the instructions given.

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                               FOSTER WHEELER LTD.
                             PREFERRED SHARES PROXY

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                       FOR
          THE JOINT ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 29, 2004

         The undersigned hereby appoints Raymond J. Milchovich and Lisa Fries Gardner, each with power to act without the other and with full power of substitution, as proxies to represent and to vote, as indicated on the reverse side of this card, all preferred shares of Foster Wheeler Ltd. held of record in the name of the undersigned at the joint annual and special general meeting of all shareholders, each to be held at the offices of Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey on November 29, 2004 and at any postponement or adjournments thereof.

         The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no specific direction is given, the shares represented by this proxy will be voted to approve the proposals listed on the reverse side. Discretionary authority is hereby conferred on the Proxyholder as to all other matters that may come before the meeting or adjournments thereof.


       (CONTINUED, AND TO BE MARKED, SIGNED AND DATED ON THE REVERSE SIDE)


--------------------------------------------------------------------------------
         ADDRESS CHANGE (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            o FOLD AND DETACH HERE o


                                ADMISSION TICKET


DIRECTIONS TO FOSTER WHEELER LTD.
PERRYVILLE CORPORATE PARK
CLINTON, NJ



FROM:

I-78 WEST: Take Route 78 West to Exit 12 (Jutland, Norton). Make a left off the exit ramp and go to the traffic light. Make a left at the light, over Route 78. Make a right at the first light (Frontage Road). Perryville Corporate Park is one half mile on the left. Use the second driveway on the left and follow the signs for annual meeting parking.

I-287 NORTH TO SOUTH: Follow Route 287 South to Exit 21B (Clinton) which will be Route 78 West. Follow the directions from I-78 West above.

I-287 SOUTH TO NORTH: Follow Route 287 North and follow the signs for I-78 West, then follow the directions from I-78 West above.


LIVINGSTON - FLORHAM PARK AREA: Take Route 24 West to the end (staying left) and follow signs for I-287 South-Somerville, then follow directions from Route I-287 North to South.

GARDEN STATE PARKWAY NORTH OR SOUTH: Take the Garden State Parkway to Exit 142. Follow the signs for I-78 West, then follow the directions from I-78 West above.


PHILLIPSBURG, ALLENTOWN AND EASTON: Take Route 22 East and go over the Phillipsburg Bridge, stay on Route 22 through Phillipsburg bearing right on Route 22 to I-78 East. Stay on I-78 East to Exit 11 (W. Portal, Pattenburg). Go straight through the traffic light at the end of the exit ramp. Bear left at fork. Perryville Corporate Park entrance is one half mile on the right. Use the first driveway on the right and follow the signs for annual meeting parking.


                         THIS TICKET IS NOT TRANSFERABLE

--------------------------------------------------------------------------------

            JOINT ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 THROUGH 9.      PLEASE
                                                                             MARK HERE
                                                                             FOR ADDRESS [ ]
                                                                             CHANGE
                                                                             SEE REVERSE SIDE
                                                       WITHHOLD
Proposal 1. Election of three directors.               AUTHORITY
                                               FOR     for all       By checking the box to the right, I consent
Nominees: Eugene D. Atkinson                   [ ]       [ ]         to future access of the communications          [ ]
          Stephanie Hanbury-Brown                                    electronically via the annual report, proxy
          David M. Sloan                                             statements, prospectuses and other Internet.
                                                                     I understand that the Company may no longer
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,            distribute printed materials to me for any
MARK A LINE THROUGH THE NOMINEE'S NAME.                              future shareholder meeting until such
                                                                     consent is revoked. I understand that I may
                                                                     revoke my consent at any time by contacting
                                                                     the transfer agent, Mellon Investor
                                                                     Services, South Hackensack, NJ and that
                                                                     costs normally associated with electronic
                                                                     access, such as usage and telephone charges,
                                                                     will be my responsibility. Please disregard
                                                                     if you have previously provided your consent
                                                                     decision.

                                                                                 PLEASE MARK THIS BOX IF YOU PLAN     [ ]
                                                                                    TO ATTEND THE ANNUAL MEETING.
                                                    FOR      AGAINST     ABSTAIN
Proposal 2  Appointment of independent              [ ]        [ ]         [ ]
            auditors and authorization
            of their remuneration

Proposal 3. Equity awards to directors              [ ]        [ ]         [ ]
                                                                                   ----
Proposal 4. Bye-law amendment relating to director  [ ]        [ ]         [ ]         |
retirement age                                                                         |

Proposal 5. Bye-law amendment relating to director  [ ]        [ ]         [ ]
share ownership

Proposal 6. Bye-law amendment relating to director  [ ]        [ ]         [ ]
remuneration

Proposal 7. The reverse common share split          [ ]        [ ]         [ ]

Proposal 8. The par value reduction                 [ ]        [ ]         [ ]

Proposal 9. The share increase amendment            [ ]        [ ]         [ ]




SIGNATURE ________________________    SIGNATURE ________________________    DATE   __________________

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ABOVE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS AN EXECUTOR, ADMINISTRATOR, PERSONAL REPRESENTATIVE, TRUSTEE, ETC., PLEASE GIVE FULL TITLE AS SUCH.


--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

                          VOTE BY INTERNET OR TELEPHONE
                          24 HOURS A DAY, 7 DAYS A WEEK

VOTES WILL BE ACCEPTED VIA INTERNET AND TELEPHONE THROUGH 11:59 P.M. EASTERN TIME ON NOVEMBER 28, 2004.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
    IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

           INTERNET                                TELEPHONE
  http://www.eproxy.com/fwc                     1-800-435-6710                            MAIL
Access the above web site to      OR     Call from any touch-tone        OR     Mark, sign and date your
authorize the voting of your             telephone to authorize the             proxy card and return it in
shares. Have your proxy card             voting of your shares. Have            the enclosed postage-paid
in hand when you access the              your proxy card in hand when           envelope.
web site. You will be                    you call. You will be
prompted to enter your                   prompted to enter your
control number located in the            control number located in the
box below, then follow the               box below, and then follow
simple instructions.                     the instructions given.

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.